UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21574

Eaton Vance Floating-Rate Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2006

Item 1. Reports to Stockholders

Annual Report May 31, 2006

EATON VANCE
FLOATING-
RATE INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

INVESTMENT UPDATE

The Trust

Performance for the Past Year

•                  Based on its May 2006 monthly dividend of $0.129 and a closing share price of $17.95, Eaton Vance Floating-Rate Income Trust, a closed-end fund traded on the New York Stock Exchange (The “Trust”) had a market yield of 8.62%.(1)

•                  Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 7.38% for the year ended May 31, 2006. That return was the result of a decrease in share price from $18.07 on May 31, 2005 to $17.95 on May 31, 2006 and the reinvestment of $1.387 in regular monthly dividends.

•                  Based on net asset value, the Trust had a total return of 8.50% for the year ended May 31, 2006. That return was the result of an increase in net asset value per share from $18.84 on May 31, 2005 to $18.91 on May 31, 2006, and the reinvestment of all distributions.

•                  For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a total return of 6.36% for the year ended May 31, 2006.(2)

The Trust’s Investments

•                  The Trust’s portfolio of senior loans and other investments represented 435 borrowers and 38 industries as of May 31, 2006. The Trust’s average loan size was 0.20% of total investments, and no industry constituted more than 7.0% of the Trust’s total investments. Health care, chemicals & plastics, building & development (which includes companies that manage/own apartments, shopping malls and commercial office buildings, among others), leisure goods/activities/movies and automotive were the Trust’s largest industry weightings.

•                  The loan market was characterized by higher interest rates, narrowing credit spreads and a soaring volume of new issues. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – rose in lockstep with the Federal Reserve’s Federal Funds rate. Toward the end of the period, there were signs that spreads appeared to have bottomed, with lenders increasingly able to get more favorable terms on loans.

•                  The Trust also had an 8.5% (of total investments) position in high-yield bonds, which was additive to net asset value performance. The high-yield bond segment remained focused on B-rated bonds and on shorter maturities, which provided more flexibility in times of increasing market volatility.

•                  The Trust’s share price traded at a discount versus its NAV, as have many closed-end income funds that employ leverage. However, most of these funds buy fixed-rate investments and often use shorter and/or floating-rate borrowings, which, in a rising interest rate environment, can impair a closed-end fund’s ability to earn and pay dividends. For this reason, closed-end bond funds may trade flat-to-lower in a rising-rate climate, such as the one we have recently experienced. In contrast, the Trust invests primarily in floating-rate instruments, which may add income in a rising-rate environment. While it is difficult to attribute the Trust’s market share discount to NAV to one factor, we believe a likely cause was a market perception that rising rates impair the earning power of closed-end income funds. If this were the cause, management believes that the market failed to distinguish the floating-rate nature of most of the Trust’s assets. Although there is no certainty that the Trust will continue to do so, the Trust raised its dividend during the year ended May 31, 2006.

•                  At May 31, 2006, the Trust had leverage in the amount of approximately 38% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (“APS”).(3) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s APS rises and falls with changes in short-term interest rates. Such increases/ decreases in the cost of the Trust’s APS may be offset by increased/decreased income from the Trust’s senior loan investments.

(1) The Trust’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result. (2) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. In addition, unlike the Trust, the Index does not employ leverage. (3) Performance results reflect the effect of leverage resulting from the Trust’s Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

Performance

Performance(1)

Average Annual Total Return (by share price, NYSE)
One Year	7.38%
Life of Fund (6/29/04)	3.49

Average Annual Total Return (at net asset value)
One Year	8.50%
Life of Fund (6/29/04)	6.34

(1)        Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries(2)

By total investments

Health Care	6.9%
Chemicals & Plastics	6.5
Building & Development	5.7
Leisure Goods/Activities/Movies	5.1
Automotive	5.0
Business Equip. & Services	4.8
Radio & Television	4.7
Cable & Satellite Television	4.6
Containers & Glass Products	4.3
Telecommunications	4.2
Retailers (Except Food & Drug)	3.8
Publishing	3.7
Lodging & Casinos	2.9
Financial Intermediaries	2.8
Oil & Gas	2.8
Electronics/Electrical	2.7
Forest Products	2.5
Aerospace & Defense	2.5
Conglomerates	2.4
Utilities	2.2%
Food Service	2.1
Nonferrous Metals/Minerals	1.7
Food Products	1.5
Food/Drug Retailers	1.3
Beverage & Tobacco	1.3
Ecological Services & Equip.	1.2
Equipment Leasing	1.1
Home Furnishings	0.9
Industrial Equipment	0.9
Insurance	0.7
Drugs	0.7
Surface Transport	0.7
Rail Industries	0.6
Clothing/Textiles	0.6
Cosmetics/Toiletries	0.5
Farming/Agriculture	0.2
Steel	0.2
Air Transport	0.2

(2)          Reflects the Trust’s investments as of May 31, 2006. Industries are shown as a percentage of the Trust’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Trust Allocations (3)

3                  Trust Allocations are shown as a percentage of the Trust’s total investments as of May 31, 2006. Trust statistics may not be representative of the Trust’s current or furture investments and are subject to change due to active management.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 141.0%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 3.7%
Alliant Techsystems, Inc.
$648,000	Term Loan, 5.81%, Maturing March 31, 2009	$650,160
Awas Capital Inc.
2,875,000	Term Loan, 11.00%, Maturing March 22, 2013	2,910,937
CACI International, Inc.
4,179,141	Term Loan, 6.31%, Maturing May 3, 2011	4,209,181
Delta Air Lines, Inc.
1,925,000	Term Loan, 12.77%, Maturing March 27, 2008	1,987,963
Dresser Rand Group, Inc.
1,596,845	Term Loan, 6.92%, Maturing October 29, 2011	1,613,062
DRS Technologies, Inc.
1,125,000	Term Loan, 6.45%, Maturing January 31, 2013	1,130,625
Hexcel Corp.
785,111	Term Loan, 6.81%, Maturing March 1, 2012	789,527
IAP Worldwide Services, Inc.
1,072,313	Term Loan, 8.00%, Maturing December 30, 2012	1,083,036
K&F Industries, Inc.
754,637	Term Loan, 7.05%, Maturing November 18, 2012	761,948
Mid-Western Aircraft Systems, Inc.
1,529,694	Term Loan, 7.32%, Maturing December 31, 2011	1,548,815
Standard Aero Holdings, Inc.
2,957,575	Term Loan, 7.12%, Maturing August 24, 2012	2,957,575
Transdigm, Inc.
2,947,399	Term Loan, 7.33%, Maturing July 22, 2010	2,963,519
Vought Aircraft Industries, Inc.
1,304,471	Term Loan, 7.60%, Maturing December 17, 2011	1,318,331
Wam Aquisition, S.A.
755,563	Term Loan, 7.73%, Maturing April 8, 2013	766,365
755,563	Term Loan, 8.23%, Maturing April 8, 2014	769,906
Wyle Laboratories, Inc.
298,809	Term Loan, 7.88%, Maturing January 28, 2011	303,665
		$25,764,615
Air Transport — 0.3%
United Airlines, Inc.
$1,553,125	Term Loan, 8.63%, Maturing February 1, 2012	$1,576,810
221,875	Term Loan, 8.88%, Maturing February 1, 2012	225,259
		$1,802,069
Automotive — 7.4%
Accuride Corp.
$2,529,212	Term Loan, 6.94%, Maturing January 31, 2012	$2,551,027

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
AE Europe Group, LLC
$854,643	Term Loan, 8.00%, Maturing October 11, 2011	$863,723
Affina Group, Inc.
1,271,502	Term Loan, 8.13%, Maturing November 30, 2011	1,276,270
Axletech International Holding, Inc.
1,950,000	Term Loan, 11.52%, Maturing April 21, 2013	1,964,625
Collins & Aikman Products Co.
698,478	Term Loan, 11.50%, Maturing August 31, 2011	686,130
CSA Acquisition Corp.
442,431	Term Loan, 7.50%, Maturing December 23, 2011	445,086
711,735	Term Loan, 7.50%, Maturing December 23, 2011	716,006
498,750	Term Loan, 7.50%, Maturing December 23, 2011	501,680
Dana Corp.
1,175,000	DIP Loan, 7.22%, Maturing April 13, 2008	1,179,406
Dayco Products, LLC
1,517,441	Term Loan, 8.03%, Maturing June 23, 2011	1,536,884
Dura Operating Corp.
1,250,000	Term Loan, 8.83%, Maturing May 3, 2011	1,268,750
Exide Technologies, Inc.
483,925	Term Loan, 11.25%, Maturing May 5, 2010	508,122
489,856	Term Loan, 11.25%, Maturing May 5, 2010	514,348
Federal-Mogul Corp.
2,997,402	Revolving Loan, 6.59%, Maturing December 9, 2006(2)	2,934,331
2,000,000	Term Loan, 7.59%, Maturing December 9, 2006	1,969,800
4,717,351	Revolving Loan, 8.41%, Maturing December 9, 2006(2)	4,735,041
563,750	Term Loan, 8.84%, Maturing December 9, 2006	567,273
Goodyear Tire & Rubber Co.
2,500,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)	2,486,980
980,000	Term Loan, 4.73%, Maturing April 30, 2010	986,534
3,290,000	Term Loan, 7.95%, Maturing April 30, 2010	3,319,610
1,000,000	Term Loan, 8.70%, Maturing March 1, 2011	1,016,875
HLI Operating Co., Inc.
1,423,599	Term Loan, 8.49%, Maturing June 3, 2009	1,429,319
Key Automotive Group
3,342,214	Term Loan, 8.11%, Maturing June 25, 2009	3,375,636
Keystone Automotive Operations, Inc.
1,820,438	Term Loan, 7.46%, Maturing October 30, 2010	1,823,851
R.J. Tower Corp.
1,925,000	DIP Revolving Loan, 8.25%, Maturing February 2, 2007	1,964,303
TI Automotive, Ltd.
3,492,068	Term Loan, 7.94%, Maturing June 30, 2011	3,452,782
TRW Automotive, Inc.
2,962,500	Term Loan, 6.75%, Maturing October 31, 2010	2,968,055
2,991,638	Term Loan, 6.25%, Maturing June 30, 2012	2,999,533

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
United Components, Inc.
$1,578,949	Term Loan, 7.41%, Maturing June 30, 2010	$1,586,844
Visteon Corp.
575,000	Term Loan, 9.18%, Maturing June 20, 2007	578,019
		$52,206,843
Beverage and Tobacco — 2.0%
Alliance One International, Inc.
$876,150	Term Loan, 8.48%, Maturing May 13, 2010	$883,816
Constellation Brands, Inc.
4,375,728	Term Loan, 6.36%, Maturing November 30, 2011	4,396,788
Culligan International Co.
3,697,650	Term Loan, 7.08%, Maturing September 30, 2011	3,718,449
National Dairy Holdings, L.P.
831,600	Term Loan, 7.09%, Maturing March 15, 2012	834,718
National Distribution Co.
875,000	Term Loan, 11.60%, Maturing June 22, 2010	877,187
Southern Wine & Spirits of America, Inc.
2,942,283	Term Loan, 6.48%, Maturing September 30, 2006	2,962,052
Sunny Delight Beverages Co.
737,994	Term Loan, 10.04%, Maturing August 20, 2010	735,227
		$14,408,237
Building and Development — 8.7%
AP-Newkirk Holdings, LLC
$2,081,851	Term Loan, 7.58%, Maturing December 21, 2007	$2,096,816
Biomed Realty, L.P.
3,385,000	Term Loan, 7.27%, Maturing May 31, 2010	3,393,462
Capital Automotive REIT
1,474,927	Term Loan, 6.78%, Maturing December 16, 2010	1,482,532
DMB / CH II, LLC
252,000	Term Loan, 7.54%, Maturing December 22, 2008	252,630
Epco / Fantome, LLC
1,700,000	Term Loan, 8.09%, Maturing November 18, 2010	1,704,250
Formica Corp.
1,150,000	Term Loan, 7.96%, Maturing March 15, 2013	1,156,469
FT-FIN Acquisition, LLC
1,372,784	Term Loan, 9.62%, Maturing November 17, 2007	1,376,216
Gables GP, Inc.
902,459	Term Loan, 6.84%, Maturing September 30, 2006	904,809
General Growth Properties, Inc.
2,000,000	Term Loan, 6.34%, Maturing February 24, 2011	1,986,944
Hovstone Holdings, LLC
1,365,000	Term Loan, 7.36%, Maturing February 28, 2009	1,368,412

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Kyle Acquisition Group, LLC
$528,783	Term Loan, 7.06%, Maturing July 20, 2010	$531,097
Landsource Communities, LLC
2,000,000	Term Loan, 7.63%, Maturing March 31, 2010	2,008,126
LNR Property Corp.
2,386,728	Term Loan, 8.04%, Maturing February 3, 2008	2,391,950
95,850	Term Loan, 8.08%, Maturing February 3, 2008	96,409
LNR Property Holdings Corp.
702,208	Term Loan, 9.54%, Maturing February 3, 2008	718,885
Mattamy Funding Partnership
500,000	Term Loan, 7.48%, Maturing April 11, 2013	506,250
Mueller Group, Inc.
2,835,750	Term Loan, 7.81%, Maturing October 3, 2012	2,864,107
NCI Building Systems, Inc.
497,406	Term Loan, 6.71%, Maturing June 18, 2010	499,738
Newkirk Master, L.P.
3,501,365	Term Loan, 6.83%, Maturing August 11, 2008	3,526,533
Nortek, Inc.
5,010,750	Term Loan, 6.69%, Maturing August 27, 2011	5,037,372
November 2005 Land Investors
1,000,000	Term Loan, 7.83%, Maturing May 31, 2011	1,006,250
Panolam Industries Holdings, Inc.
696,500	Term Loan, 7.73%, Maturing September 30, 2012	701,724
Ply Gem Industries, Inc.
1,757,813	Term Loan, 7.21%, Maturing August 15, 2011	1,766,602
117,188	Term Loan, 7.21%, Maturing August 15, 2011	117,773
South Edge, LLC
843,750	Term Loan, 7.13%, Maturing October 31, 2009	849,375
St. Mary's Cement, Inc.
5,882,198	Term Loan, 6.98%, Maturing December 4, 2010	5,974,108
Stile Acquisition Corp.
2,244,170	Term Loan, 7.11%, Maturing April 6, 2013	2,232,733
Stile U.S. Acquisition Corp.
2,247,993	Term Loan, 7.11%, Maturing April 6, 2013	2,236,537
TE / Tousa Senior, LLC
1,700,000	Term Loan, 7.75%, Maturing July 29, 2008	1,712,750
The Woodlands Community Property Co.
1,136,349	Term Loan, 7.24%, Maturing November 30, 2007	1,144,872
350,306	Term Loan, 9.24%, Maturing November 30, 2007	355,561
Tousa / Kolter, LLC
2,305,000	Term Loan, 6.27%, Maturing January 7, 2008(2)	2,316,525
TRU 2005 RE Holding Co.
4,575,000	Term Loan, 8.02%, Maturing December 9, 2008	4,573,573
Trustreet Properties, Inc.
1,640,000	Term Loan, 7.02%, Maturing April 8, 2010	1,652,300

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
United Subcontractors, Inc.
$925,000	Term Loan, 11.95%, Maturing May 27, 2013	$926,156
		$61,469,846
Business Equipment and Services — 6.9%
Acco Brands Corp.
$1,535,375	Term Loan, 6.81%, Maturing August 17, 2012	$1,545,290
Activant Solutions Inc.
850,000	Term Loan, 7.19%, Maturing May 2, 2013	852,922
Affiliated Computer Services
922,688	Term Loan, 6.58%, Maturing March 20, 2013	925,860
Affinion Group, Inc.
2,404,651	Term Loan, 7.92%, Maturing October 17, 2012	2,420,808
Allied Security Holdings, LLC
2,623,982	Term Loan, 8.86%, Maturing June 30, 2010	2,650,222
Baker & Taylor, Inc.
2,000,000	Term Loan, 12.12%, Maturing May 6, 2011	2,020,000
Buhrmann US, Inc.
1,452,833	Term Loan, 6.77%, Maturing December 31, 2010	1,460,097
DynCorp International, LLC
1,356,300	Term Loan, 7.63%, Maturing February 11, 2011	1,370,429
Gate Gourmet Borrower, LLC
205,556	Term Loan, 7.00%, Maturing March 9, 2012	207,611
1,644,444	Term Loan, 7.64%, Maturing March 9, 2012	1,660,889
Global Imaging Systems, Inc.
494,962	Term Loan, 6.38%, Maturing May 10, 2010	495,736
Info USA, Inc.
673,313	Term Loan, 6.85%, Maturing June 4, 2010	677,521
IPayment, Inc.
1,050,000	Term Loan, 7.34%, Maturing May 10, 2013	1,055,250
Iron Mountain, Inc.
3,494,681	Term Loan, 7.00%, Maturing April 2, 2011	3,521,618
Language Line, Inc.
4,333,327	Term Loan, 9.35%, Maturing June 10, 2011	4,367,183
Mitchell International, Inc.
784,300	Term Loan, 6.98%, Maturing August 15, 2011	790,673
Protection One, Inc.
1,021,561	Term Loan, 7.64%, Maturing April 18, 2011	1,026,350
RGIS Holdings, LLC
1,271,813	Term Loan, 7.48%, Maturing February 15, 2013	1,271,812
SGS International, Inc.
773,063	Term Loan, 7.29%, Maturing December 30, 2011	777,894
SS&C Technologies, Inc.
78,145	Term Loan, 7.48%, Maturing November 23, 2012	78,731
919,355	Term Loan, 7.48%, Maturing November 23, 2012	926,250

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Sungard Data Systems, Inc.
$14,490,500	Term Loan, 7.66%, Maturing February 11, 2013	$14,600,990
Transaction Network Services, Inc.
869,764	Term Loan, 6.89%, Maturing May 4, 2012	871,938
US Investigations Services, Inc.
1,283,814	Term Loan, 7.43%, Maturing October 14, 2012	1,299,059
593,443	Term Loan, 7.43%, Maturing October 14, 2013	600,490
Western Inventory Services
575,000	Term Loan, 11.83%, Maturing October 14, 2011	577,875
Williams Scotsman, Inc.
850,000	Term Loan, 7.13%, Maturing June 28, 2010	855,844
		$48,909,342
Cable and Satellite Television — 6.7%
Adelphia Communications Corp.
$3,753,562	DIP Loan, 7.13%, Maturing August 7, 2006	$3,768,812
Atlantic Broadband Finance, LLC
4,000,000	Term Loan, 7.62%, Maturing September 1, 2011	4,060,000
Bragg Communications, Inc.
2,176,238	Term Loan, 7.23%, Maturing August 31, 2011	2,189,839
Bresnan Broadband Holdings, LL
1,325,000	Term Loan, 9.52%, Maturing March 29, 2014	1,357,572
Canadian Cable Acquisition Co., Inc.
1,970,000	Term Loan, 7.96%, Maturing July 30, 2011	1,984,775
Charter Communications Operating, LLC
12,297,231	Term Loan, 7.76%, Maturing April 28, 2013	12,369,121
CSC Holdings, Inc.
3,325,000	Term Loan, 6.75%, Maturing March 29, 2013	3,327,876
Insight Midwest Holdings, LLC
977,500	Term Loan, 7.00%, Maturing December 31, 2009	983,498
Liberty Cablevision of Puerto Rico, Ltd.
450,000	Term Loan, 7.09%, Maturing March 1, 2013	451,969
MCC Iowa, LLC
2,121,875	Term Loan, 6.01%, Maturing March 31, 2010	2,107,098
Mediacom Broadband Group
2,947,725	Term Loan, 6.89%, Maturing January 31, 2015	2,945,423
Mediacom Illinois, LLC
4,098,125	Term Loan, 6.90%, Maturing March 31, 2013	4,093,367
UGS Corp.
4,644,650	Term Loan, 7.09%, Maturing March 31, 2012	4,677,548
UPC Broadband Holding B.V.
1,330,000	Term Loan, 7.11%, Maturing March 31, 2013	1,335,759
1,330,000	Term Loan, 7.11%, Maturing December 31, 2013	1,335,759
		$46,988,416

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics — 9.4%
Basell Af S.A.R.L.
$312,500	Term Loan, 7.73%, Maturing August 1, 2013	$317,838
62,500	Term Loan, 7.73%, Maturing August 1, 2013	63,568
312,500	Term Loan, 8.23%, Maturing August 1, 2014	317,838
62,500	Term Loan, 8.23%, Maturing August 1, 2014	63,568
Brenntag Holding GmbH and Co. KG
432,000	Term Loan, 7.44%, Maturing January 17, 2014	437,940
1,768,000	Term Loan, 7.44%, Maturing January 17, 2014	1,791,868
1,100,000	Term Loan, 11.43%, Maturing December 23, 2015	1,127,500
Celanese Holdings, LLC
6,786,454	Term Loan, 6.98%, Maturing June 4, 2011	6,826,325
Gentek, Inc.
619,909	Term Loan, 7.26%, Maturing February 28, 2011	626,012
749,148	Term Loan, 9.32%, Maturing February 28, 2012	757,459
Hercules, Inc.
2,947,368	Term Loan, 6.53%, Maturing October 8, 2010	2,968,091
Hexion Specialty Chemicals
4,128,231	Term Loan, 7.13%, Maturing May 5, 2013	4,126,943
896,769	Term loan, 7.13%, Maturing May 5, 2013	896,489
Huntsman, LLC
6,301,266	Term Loan, 6.83%, Maturing August 16, 2012	6,311,606
Ineos Group
1,800,000	Term Loan, 7.34%, Maturing December 14, 2013	1,824,750
1,800,000	Term Loan, 7.84%, Maturing December 14, 2014	1,824,750
Innophos, Inc.
2,729,082	Term Loan, 7.27%, Maturing August 13, 2010	2,754,099
Invista B.V.
7,402,500	Term Loan, 6.48%, Maturing April 30, 2010	7,421,006
ISP Chemo, Inc.
2,450,000	Term Loan, 6.94%, Maturing February 16, 2013	2,463,590
Kranton Polymers, LLC
1,840,725	Term Loan, 7.13%, Maturing May 12, 2013	1,845,327
Mosaic Co.
1,584,000	Term Loan, 6.39%, Maturing February 21, 2012	1,591,426
Nalco Co.
6,356,890	Term Loan, 6.64%, Maturing November 4, 2010	6,387,880
PQ Corp.
579,150	Term Loan, 7.00%, Maturing February 11, 2012	584,459
Rockwood Specialties Group, Inc.
6,410,250	Term Loan, 7.13%, Maturing December 10, 2012	6,462,833
Solo Cup Co.
4,897,225	Term Loan, 7.53%, Maturing February 27, 2011	4,942,627
Solutia, Inc.
850,000	DIP Loan, 8.72%, Maturing March 31, 2007	857,969

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Wellman, Inc.
$750,000	Term Loan, 9.15%, Maturing February 10, 2009	$758,086
		$66,351,847
Clothing / Textiles — 0.4%
Propex Fabrics, Inc.
$1,051,346	Term Loan, 7.34%, Maturing July 31, 2012	$1,056,603
St. John Knits International, Inc.
784,396	Term Loan, 7.25%, Maturing March 23, 2012	793,220
The William Carter Co.
1,266,148	Term Loan, 6.70%, Maturing July 14, 2012	1,270,105
		$3,119,928
Conglomerates — 3.7%
Aearo Technologies, Inc.
$400,000	Term Loan, 11.45%, Maturing September 24, 2013	$408,750
Amsted Industries, Inc.
1,950,000	Term Loan, 7.00%, Maturing October 15, 2010	1,975,594
Blount, Inc.
345,620	Term Loan, 6.76%, Maturing August 9, 2010	349,076
Dundee Holding, Inc.
1,841,300	Term Loan, 8.33%, Maturing February 17, 2015	1,841,300
Euramax International, Inc.
680,337	Term Loan, 7.69%, Maturing June 28, 2012	686,716
501,316	Term Loan, 12.00%, Maturing June 28, 2013	508,836
248,684	Term Loan, 12.00%, Maturing June 28, 2013	252,414
Goodman Global Holdings, Inc.
1,188,771	Term Loan, 6.94%, Maturing December 23, 2011	1,194,220
Jarden Corp.
1,183,441	Term Loan, 6.74%, Maturing January 24, 2012	1,187,510
2,999,016	Term Loan, 6.99%, Maturing January 24, 2012	3,014,814
Johnson Diversey, Inc.
4,217,726	Term Loan, 7.60%, Maturing November 3, 2009	4,258,849
Polymer Group, Inc.
2,867,813	Term Loan, 7.21%, Maturing November 22, 2012	2,910,830
PP Acquisition Corp.
4,000,683	Term Loan, 7.98%, Maturing November 12, 2011	4,044,022
Rexnord Corp.
2,732,908	Term Loan, 7.37%, Maturing December 31, 2011	2,755,113
Sensata Technologies Finance C
875,000	Term Loan, 6.86%, Maturing April 27, 2013	875,352
		$26,263,396

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products — 6.8%
Berry Plastics Corp.
$2,876,685	Term Loan, 6.59%, Maturing December 2, 2011	$2,894,664
BWAY Corp.
5,003,080	Term Loan, 7.31%, Maturing June 30, 2011	5,059,365
Crown Americas, Inc.
700,000	Term Loan, 6.44%, Maturing November 15, 2012	702,187
Graham Packaging Holdings Co.
5,332,501	Term Loan, 7.11%, Maturing October 7, 2011	5,365,275
400,000	Term Loan, 7.38%, Maturing October 7, 2011	402,458
1,428,571	Term Loan, 9.25%, Maturing April 7, 2012	1,457,739
Graphic Packaging International, Inc.
8,792,639	Term Loan, 7.50%, Maturing August 8, 2010	8,888,417
IPG (US), Inc.
3,250,501	Term Loan, 7.16%, Maturing July 28, 2011	3,298,582
JSG Acquisitions
2,055,000	Term Loan, 7.40%, Maturing December 31, 2013	2,088,394
2,055,000	Term Loan, 7.90%, Maturing December 13, 2014	2,088,394
Kranson Industries, Inc.
2,432,613	Term Loan, 7.73%, Maturing July 30, 2011	2,450,858
Owens-Illinois, Inc.
2,907,870	Term Loan, 6.85%, Maturing April 1, 2007	2,908,780
2,586,212	Term Loan, 6.85%, Maturing April 1, 2008	2,587,828
Smurfit-Stone Container Corp.
656,041	Term Loan, 4.73%, Maturing November 1, 2011	660,642
1,645,659	Term Loan, 7.19%, Maturing November 1, 2011	1,657,202
4,695,888	Term Loan, 7.28%, Maturing November 1, 2011	4,728,825
746,250	Term Loan, 7.31%, Maturing November 1, 2011	751,484
		$47,991,094
Cosmetics / Toiletries — 0.8%
American Safety Razor Co.
$941,976	Term Loan, 7.97%, Maturing February 28, 2012	$949,041
Prestige Brands, Inc.
2,454,925	Term Loan, 7.24%, Maturing April 7, 2011	2,478,963
Revlon Consumer Products Corp.
1,859,375	Term Loan, 10.91%, Maturing July 9, 2009	1,895,014
		$5,323,018
Drugs — 1.1%
Patheon, Inc.
$2,044,875	Term Loan, 7.40%, Maturing December 14, 2011	$2,065,324
Warner Chilcott Corp.
11,041	Term Loan, 7.63%, Maturing January 18, 2012	11,105
55,205	Term Loan, 7.40%, Maturing January 18, 2012	55,524

Principal Amount	Borrower/Tranche Description	Value
Drugs (continued)
$648,389	Term Loan, 7.61%, Maturing January 18, 2012	$651,688
1,403,524	Term Loan, 7.61%, Maturing January 18, 2012	1,410,667
3,483,112	Term Loan, 7.62%, Maturing January 18, 2012	3,500,837
		$7,695,145
Ecological Services and Equipment — 1.7%
Alderwoods Group, Inc.
$911,167	Term Loan, 6.96%, Maturing August 19, 2010	$917,717
Allied Waste Industries, Inc.
1,502,486	Term Loan, 4.88%, Maturing January 15, 2012	1,503,852
3,869,669	Term Loan, 6.76%, Maturing January 15, 2012	3,874,104
Envirocare of Utah, LLC
1,493,182	Term Loan, 7.85%, Maturing April 15, 2010	1,513,090
500,000	Term Loan, 10.60%, Maturing April 15, 2012	513,125
Environmental Systems, Inc.
1,649,839	Term Loan, 8.66%, Maturing December 12, 2008	1,660,150
IESI Corp.
1,400,000	Term Loan, 6.84%, Maturing January 20, 2012	1,411,375
Sensus Metering Systems, Inc.
107,254	Term Loan, 6.85%, Maturing December 17, 2010	107,790
807,454	Term Loan, 6.93%, Maturing December 17, 2010	811,491
		$12,312,694
Electronics / Electrical — 4.4%
AMI Semiconductor, Inc.
$2,279,434	Term Loan, 6.58%, Maturing April 1, 2012	$2,292,730
Aspect Software, Inc.
1,200,000	Term Loan, 7.44%, Maturing September 22, 2010	1,206,000
Communications & Power, Inc.
838,454	Term Loan, 7.68%, Maturing July 23, 2010	844,044
Enersys Capital, Inc.
1,965,000	Term Loan, 6.98%, Maturing March 17, 2011	1,979,737
Epicor Software Corp.
425,000	Term Loan, 7.77%, Maturing March 30, 2012	429,516
Fairchild Semiconductor Corp.
1,357,812	Term Loan, 6.88%, Maturing December 31, 2010	1,367,996
FCI International S.A.S.
232,989	Term Loan, 7.73%, Maturing November 1, 2013	236,193
242,011	Term Loan, 7.73%, Maturing November 1, 2013	243,523
242,011	Term Loan, 8.23%, Maturing October 31, 2008	244,733
232,989	Term Loan, 8.23%, Maturing October 31, 2008	236,193
Infor Global Solutions
132,231	Term Loan, 7.80%, Maturing April 18, 2011	132,094
595,041	Term Loan, 7.80%, Maturing April 18, 2011	594,421

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
$272,727	Term Loan, 7.80%, Maturing April 18, 2011	$272,443
56,087	Term Loan, 12.05%, Maturing April 18, 2012	56,648
260,870	Term Loan, 12.05%, Maturing April 18, 2012	262,663
433,043	Term Loan, 12.05%, Maturing April 18, 2012	436,021
Invensys International Holdings Limited
1,677,048	Term Loan, 8.50%, Maturing September 4, 2009	1,685,433
Network Solutions, LLC
1,072,313	Term Loan, 9.96%, Maturing January 9, 2012	1,077,674
Open Solutions, Inc.
1,150,000	Term Loan, 11.33%, Maturing November 30, 2011	1,180,187
Rayovac Corp.
3,855,195	Term Loan, 8.08%, Maturing February 7, 2012	3,895,555
Security Co., Inc.
982,516	Term Loan, 8.25%, Maturing June 30, 2010	988,657
3,000,000	Term Loan, 12.63%, Maturing June 30, 2011	3,041,250
Serena Software, Inc.
675,000	Term Loan, 7.41%, Maturing March 10, 2013	679,359
SSA Global Technologies, Inc.
3,488,712	Term Loan, 6.97%, Maturing September 22, 2011	3,488,712
Telcordia Technologies, Inc.
2,924,231	Term Loan, 7.73%, Maturing September 15, 2012	2,921,184
Vertafore, Inc.
950,000	Term Loan, 11.13%, Maturing January 31, 2013	957,125
		$30,750,091
Equipment Leasing — 1.7%
Ashtead Group, PLC
$2,970,000	Term Loan, 6.94%, Maturing November 12, 2009	$2,988,562
The Hertz Corp.
369,899	Term Loan, 0.00%, Maturing December 21, 2012(2)	372,294
444,444	Term Loan, 4.93%, Maturing December 21, 2012	446,987
3,178,070	Term Loan, 7.26%, Maturing December 21, 2012	3,196,252
Maxim Crane Works, L.P.
1,259,065	Term Loan, 6.94%, Maturing January 28, 2010	1,263,393
United Rentals, Inc.
334,029	Term Loan, 6.83%, Maturing February 14, 2011	336,291
3,110,428	Term Loan, 7.10%, Maturing February 14, 2011	3,131,488
		$11,735,267
Farming / Agriculture — 0.3%
Central Garden & Pet Co.
$2,325,000	Term Loan, 6.52%, Maturing February 28, 2014	$2,337,595
		$2,337,595

Principal Amount	Borrower/Tranche Description	Value
Financial Intermediaries — 3.5%
AIMCO Properties, L.P.
$1,950,000	Term Loan, 6.64%, Maturing March 23, 2011	$1,958,531
Ameritrade Holding Corp.
4,700,000	Term Loan, 6.59%, Maturing December 31, 2012	4,701,762
Coinstar, Inc.
4,576,847	Term Loan, 7.03%, Maturing July 7, 2011	4,645,500
Extensity S.A.R.L.- GEAC U.S.
925,000	Term Loan, 7.63%, Maturing March 14, 2011	924,422
Fidelity National Information Solutions, Inc.
7,094,587	Term Loan, 6.83%, Maturing March 9, 2013	7,113,984
LPL Holdings, Inc.
4,014,938	Term Loan, 8.20%, Maturing June 30, 2013	4,060,106
The Macerich Partnership, L.P.
1,350,000	Term Loan, 6.56%, Maturing April 25, 2010	1,354,219
		$24,758,524
Food Products — 2.2%
Acosta, Inc.
$3,690,750	Term Loan, 7.34%, Maturing December 6, 2012	$3,711,510
Advantage Sales & Marketing, Inc.
950,000	Term Loan, 7.22%, Maturing March 29, 2013	949,406
Chiquita Brands, LLC
759,263	Term Loan, 7.10%, Maturing June 28, 2012	764,166
Del Monte Corp.
970,200	Term Loan, 6.65%, Maturing February 8, 2012	975,172
Doane Pet Care Co.
597,000	Term Loan, 7.17%, Maturing October 24, 2012	597,746
Dole Food Company, Inc.
181,395	Term Loan, 6.67%, Maturing April 12, 2013	180,474
1,360,465	Term Loan, 6.97%, Maturing April 12, 2013	1,353,557
408,140	Term Loan, 7.06%, Maturing April 12, 2013	406,067
Herbalife International, Inc.
249,292	Term Loan, 6.85%, Maturing December 21, 2010	250,071
Michael Foods, Inc.
600,000	Term Loan, 6.70%, Maturing November 21, 2010	604,000
Nutro Products, Inc.
550,000	Term Loan, 7.02%, Maturing April 26, 2013	551,031
Pinnacle Foods Holdings Corp.
2,705,152	Term Loan, 8.24%, Maturing November 25, 2010	2,724,426
Reddy Ice Group, Inc.
2,190,000	Term Loan, 6.79%, Maturing August 12, 2012	2,205,056
		$15,272,682

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Service — 3.2%
AFC Enterprises, Inc.
$769,359	Term Loan, 7.25%, Maturing May 11, 2011	$776,090
Buffets, Inc.
1,000,000	Term Loan, 4.98%, Maturing June 28, 2009	1,007,500
1,181,349	Term Loan, 8.20%, Maturing June 28, 2009	1,190,209
Burger King Corp.
1,582,127	Term Loan, 6.50%, Maturing June 30, 2012	1,582,993
Carrols Corp.
543,813	Term Loan, 7.38%, Maturing December 31, 2010	550,015
CBRL Group, Inc.
2,225,000	Term Loan, 6.63%, Maturing April 27, 2013	2,227,781
CKE Restaurants, Inc.
1,798,197	Term Loan, 7.13%, Maturing May 1, 2010	1,817,303
Denny's, Inc.
2,518,153	Term Loan, 8.18%, Maturing September 30, 2009	2,554,876
Domino's, Inc.
7,405,461	Term Loan, 6.49%, Maturing June 25, 2010	7,439,400
Jack in the Box, Inc.
979,950	Term Loan, 6.52%, Maturing January 8, 2011	988,728
QCE Finance, LLC
1,050,000	Term Loan, 10.88%, Maturing November 5, 2013	1,074,937
Sagittarius Restaurants, LLC
425,000	Term Loan, 7.33%, Maturing March 29, 2013	426,594
Weightwatchers.com, Inc.
1,250,000	Term Loan, 9.49%, Maturing June 16, 2011	1,267,969
		$22,904,395
Food / Drug Retailers — 1.9%
General Nutrition Centers, Inc.
$1,009,720	Term Loan, 7.91%, Maturing December 5, 2009	$1,017,924
Giant Eagle, Inc.
2,064,625	Term Loan, 6.53%, Maturing November 7, 2012	2,076,239
Roundy's Supermarkets, Inc.
3,815,438	Term Loan, 8.02%, Maturing November 3, 2011	3,857,964
The Jean Coutu Group (PJC), Inc.
5,501,550	Term Loan, 7.63%, Maturing July 30, 2011	5,538,608
The Pantry, Inc.
897,750	Term Loan, 6.85%, Maturing January 2, 2012	903,642
		$13,394,377
Forest Products — 3.8%
Appleton Papers, Inc.
$3,278,017	Term Loan, 7.31%, Maturing June 11, 2010	$3,296,456

Principal Amount	Borrower/Tranche Description	Value
Forest Products (continued)
Boise Cascade Holdings, LLC
$3,040,890	Term Loan, 6.75%, Maturing October 29, 2011	$3,060,412
Buckeye Technologies, Inc.
2,270,704	Term Loan, 7.01%, Maturing March 15, 2008	2,285,843
Georgia-Pacific Corp.
9,825,375	Term Loan, 6.88%, Maturing December 20, 2012	9,853,780
2,975,000	Term Loan, 7.98%, Maturing December 21, 2012	3,017,480
NewPage Corp.
2,482,604	Term Loan, 7.96%, Maturing May 2, 2011	2,501,223
RLC Industries Co.
1,234,027	Term Loan, 6.48%, Maturing February 24, 2010	1,239,426
Xerium Technologies, Inc.
1,463,666	Term Loan, 7.23%, Maturing November 19, 2011	1,464,581
		$26,719,201
Healthcare — 10.0%
Accellent, Inc.
$379,050	Term Loan, 7.23%, Maturing November 22, 2012	$380,353
Alliance Imaging, Inc.
496,525	Term Loan, 7.61%, Maturing December 29, 2011	499,240
Ameripath, Inc.
970,000	Term Loan, 7.04%, Maturing October 31, 2012	973,486
AMN Healthcare, Inc.
548,936	Term Loan, 6.98%, Maturing November 2, 2011	554,082
AMR HoldCo, Inc.
585,789	Term Loan, 7.25%, Maturing February 10, 2012	589,268
Angiotech Pharmaceuticals, Inc.
600,000	Term Loan, 6.58%, Maturing March 23, 2013	601,050
Caremore Holdings, Inc.
1,025,000	Term Loan, 8.23%, Maturing February 28, 2013	1,031,727
Carl Zeiss Topco GMBH
410,000	Term Loan, 7.86%, Maturing February 28, 2013	415,091
820,000	Term Loan, 8.36%, Maturing February 28, 2014	833,598
375,000	Term Loan, 10.61%, Maturing August 31, 2014	381,270
Community Health Systems, Inc.
6,595,610	Term Loan, 6.97%, Maturing August 19, 2011	6,643,019
Concentra Operating Corp.
2,500,496	Term Loan, 6.69%, Maturing September 30, 2011	2,515,604
Conmed Corp.
1,200,000	Term Loan, 6.83%, Maturing April 13, 2013	1,207,500
CRC Health Corp.
550,000	Term Loan, 7.23%, Maturing February 6, 2013	554,469
Davita, Inc.
7,583,496	Term Loan, 6.99%, Maturing October 5, 2012	7,591,004

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
DJ Orthopedics, LLC
$400,000	Term Loan, 6.56%, Maturing April 7, 2013	$400,500
Encore Medical IHC, Inc.
1,605,089	Term Loan, 8.20%, Maturing October 4, 2010	1,616,123
FGX International, Inc.
600,000	Term Loan, 8.93%, Maturing December 12, 2012	600,000
333,000	Term Loan, 12.68%, Maturing December 9, 2013	328,837
FHC Health Systems, Inc.
2,000,000	Term Loan, 13.82%, Maturing February 7, 2011	2,035,000
Fresenius Medical Care Holdings
4,200,000	Term Loan, 6.38%, Maturing March 31, 2013	4,187,249
Gentiva Health Services, Inc.
912,500	Term Loan, 7.28%, Maturing February 28, 2014	917,633
Healthcare Partners, LLC
430,126	Term Loan, 6.89%, Maturing March 2, 2011	433,890
HealthSouth Corp.
2,375,000	Term Loan, 8.15%, Maturing March 10, 2013	2,379,028
Iasis Healthcare, LLC
3,930,000	Term Loan, 7.26%, Maturing June 22, 2011	3,977,077
Kinetic Concepts, Inc.
1,235,499	Term Loan, 6.73%, Maturing October 3, 2009	1,247,597
Leiner Health Products, Inc.
2,456,250	Term Loan, 8.61%, Maturing May 27, 2011	2,483,883
Lifecare Holdings, Inc.
970,125	Term Loan, 7.34%, Maturing August 11, 2012	938,900
Lifepoint Hospitals, Inc.
4,383,241	Term Loan, 6.91%, Maturing April 15, 2012	4,395,418
Magellan Health Services, Inc.
2,162,162	Term Loan, 4.94%, Maturing August 15, 2008	2,167,568
2,432,432	Term Loan, 7.16%, Maturing August 15, 2008	2,438,514
Matria Healthcare, Inc.
96,154	Term Loan, 7.44%, Maturing January 19, 2007	96,334
600,000	Term Loan, 11.94%, Maturing January 19, 2007	610,500
203,337	Term Loan, 7.31%, Maturing January 19, 2012	204,671
Medcath Holdings Corp.
426,115	Term Loan, 7.50%, Maturing July 2, 2011	426,381
Multiplan Merger Corp.
1,075,000	Term Loan, 7.12%, Maturing April 12, 2013	1,078,583
National Mentor, Inc.
871,459	Term Loan, 7.58%, Maturing September 30, 2011	875,272
National Rental Institutes, Inc.
975,000	Term Loan, 9.25%, Maturing March 31, 2013	981,399
PER-SE Technologies, Inc.
1,084,195	Term Loan, 7.23%, Maturing January 6, 2013	1,096,393

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Quintiles Transnational Corp.
$1,875,000	Term Loan, 9.08%, Maturing March 31, 2014	$1,903,125
Renal Advantage, Inc.
373,125	Term Loan, 7.42%, Maturing October 6, 2012	376,390
Select Medical Holding Corp.
2,340,131	Term Loan, 6.94%, Maturing February 24, 2012	2,330,869
Sunrise Medical Holdings, Inc.
1,000,000	Term Loan, 8.44%, Maturing May 13, 2010	1,001,250
Talecris Biotherapeutics, Inc.
1,113,750	Term Loan, 8.44%, Maturing March 31, 2010	1,119,319
Vanguard Health Holding Co., LLC
1,357,873	Term Loan, 6.95%, Maturing September 23, 2011	1,370,391
VWR International, Inc.
1,831,526	Term Loan, 7.34%, Maturing April 7, 2011	1,848,316
		$70,637,171
Home Furnishings — 1.4%
Knoll, Inc.
$1,824,375	Term Loan, 6.73%, Maturing October 3, 2012	$1,837,773
National Bedding Co., LLC
550,000	Term Loan, 10.08%, Maturing August 31, 2012	563,750
Sealy Mattress Co.
2,731,858	Term Loan, 6.74%, Maturing April 6, 2012	2,750,640
Simmons Co.
4,706,421	Term Loan, 7.23%, Maturing December 19, 2011	4,732,895
		$9,885,058
Industrial Equipment — 1.2%
Alliance Laundry Holdings, LLC
$522,150	Term Loan, 7.32%, Maturing January 27, 2012	$525,087
Douglas Dynamics Holdings, Inc.
880,802	Term Loan, 6.73%, Maturing December 16, 2010	889,610
Flowserve Corp.
2,270,576	Term Loan, 6.66%, Maturing August 10, 2012	2,283,702
Gleason Corp.
448,272	Term Loan, 7.58%, Maturing July 27, 2011	453,876
1,990,000	Term Loan, 10.59%, Maturing January 31, 2012	2,024,825
Mainline, L.P.
1,314,444	Term Loan, 7.31%, Maturing December 16, 2011	1,329,232
Nacco Materials Handling Group, Inc.
700,000	Term Loan, 7.18%, Maturing March 22, 2013	704,375
		$8,210,707

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Insurance — 1.1%
ARG Holding, Inc.
$1,400,000	Term Loan, 12.38%, Maturing November 30, 2012	$1,421,000
CCC Information Services Group
775,000	Term Loan, 7.58%, Maturing February 10, 2013	781,136
Conseco, Inc.
3,312,410	Term Loan, 6.83%, Maturing June 22, 2010	3,330,353
U.S.I. Holdings Corp.
2,227,389	Term Loan, 7.38%, Maturing March 24, 2011	2,252,447
		$7,784,936
Leisure Goods / Activities / Movies — 7.6%
24 Hour Fitness Worldwide, Inc.
$1,865,000	Term Loan, 7.85%, Maturing June 8, 2012	$1,876,656
Alliance Atlantis Communications, Inc.
691,020	Term Loan, 6.48%, Maturing December 20, 2011	693,179
AMC Entertainment, Inc.
2,094,750	Term Loan, 7.22%, Maturing January 26, 2013	2,105,368
Century California Subsidiary
2,453,976	Term Loan, 6.70%, Maturing March 1, 2013	2,466,246
Cinemark, Inc.
2,910,001	Term Loan, 6.83%, Maturing March 31, 2011	2,937,646
Deluxe Entertainment Services
1,050,000	Term Loan, 8.73%, Maturing January 28, 2011	1,088,062
Easton-Bell Sports, Inc.
625,000	Term Loan, 6.81%, Maturing March 16, 2013	627,344
Fender Musical Instruments Co.
785,000	Term Loan, 9.62%, Maturing March 30, 2012	785,000
HEI Acquisition, LLC
650,000	Term Loan, 7.55%, Maturing December 31, 2011	654,062
Mega Blocks, Inc.
1,811,313	Term Loan, 6.91%, Maturing July 26, 2012	1,822,633
Metro-Goldwyn-Mayer Holdings, Inc.
10,220,000	Term Loan, 7.23%, Maturing April 8, 2012	10,295,372
Regal Cinemas Corp.
9,534,513	Term Loan, 6.48%, Maturing November 10, 2010	9,547,519
Six Flags Theme Parks, Inc.
7,962,296	Term Loan, 7.32%, Maturing June 30, 2009	8,022,013
Southwest Sports Group, LLC
2,000,000	Term Loan, 7.44%, Maturing December 22, 2010	2,025,000
Universal City Development Partners, Ltd.
2,038,400	Term Loan, 7.12%, Maturing June 9, 2011	2,054,112
WMG Acquisition Corp.
6,414,350	Term Loan, 7.22%, Maturing February 28, 2011	6,451,931
		$53,452,143

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos — 3.7%
Ameristar Casinos, Inc.
$1,221,938	Term Loan, 6.73%, Maturing November 10, 2012	$1,229,193
Bally Technologies, Inc.
2,767,791	Term Loan, 8.18%, Maturing September 5, 2009	2,783,359
CCM Merger, Inc.
1,584,284	Term Loan, 7.00%, Maturing July 13, 2012	1,588,641
Columbia Entertainment
337,589	Term Loan, 7.48%, Maturing June 30, 2006	339,910
Globalcash Access, LLC
647,912	Term Loan, 6.84%, Maturing March 10, 2010	652,771
Isle of Capri Casinos, Inc.
2,498,375	Term Loan, 6.76%, Maturing February 4, 2011	2,510,242
Penn National Gaming, Inc.
7,238,625	Term Loan, 6.89%, Maturing October 3, 2012	7,295,933
Pinnacle Entertainment, Inc.
800,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	800,500
700,000	Term Loan, 7.09%, Maturing December 14, 2011	704,266
Resorts International Holdings, LLC
1,188,882	Term Loan, 8.98%, Maturing April 26, 2012	1,203,743
1,151,050	Term Loan, 15.98%, Maturing April 26, 2013	1,190,617
Venetian Casino Resort, LLC
3,770,887	Term Loan, 6.73%, Maturing June 15, 2011	3,792,392
777,502	Term Loan, 6.73%, Maturing June 15, 2011	781,936
Wynn Las Vegas, LLC
1,370,000	Term Loan, 7.24%, Maturing December 14, 2011	1,379,419
		$26,252,922
Nonferrous Metals / Minerals — 2.7%
Almatis Holdings 5 BV
$362,500	Term Loan, 7.40%, Maturing December 21, 2013	$367,355
362,500	Term Loan, 7.90%, Maturing December 21, 2014	368,973
Alpha Natural Resources, LLC
972,562	Term Loan, 6.83%, Maturing October 26, 2012	978,338
Carmeuse Lime, Inc.
659,435	Term Loan, 6.94%, Maturing May 2, 2011	662,732
Foundation Coal Corp.
5,249,521	Term Loan, 6.67%, Maturing July 30, 2011	5,302,835
ICG, LLC
88,162	Term Loan, 7.71%, Maturing November 5, 2010	88,162
International Mill Service, Inc.
2,000,000	Term Loan, 10.98%, Maturing October 26, 2011	2,012,500
Magnequench International, Inc.
2,129,250	Term Loan, 8.50%, Maturing August 31, 2009	2,133,242
Magnum Coal Co.
2,090,909	Term Loan, 8.34%, Maturing March 15, 2013	2,117,045

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
$209,091	Term Loan, 8.35%, Maturing March 15, 2013	$211,705
Murray Energy Corp.
967,750	Term Loan, 8.09%, Maturing January 28, 2010	987,105
Novelis, Inc.
1,196,157	Term Loan, 7.38%, Maturing January 7, 2012	1,206,156
2,080,010	Term Loan, 7.38%, Maturing January 7, 2012	2,097,397
Stillwater Mining Co.
357,596	Term Loan, 7.38%, Maturing July 30, 2007	362,066
		$18,895,611
Oil and Gas — 3.9%
Coffeyville Resources, LLC
$850,000	Term Loan, 11.75%, Maturing June 24, 2013	$876,297
Dresser, Inc.
945,122	Term Loan, 7.60%, Maturing March 31, 2007	959,299
El Paso Corp.
2,205,750	Term Loan, 4.73%, Maturing November 23, 2009	2,220,608
2,852,770	Term Loan, 7.75%, Maturing November 23, 2009	2,873,176
Epco Holdings, Inc.
2,262,150	Term Loan, 7.12%, Maturing August 18, 2010	2,286,792
Key Energy Services, Inc.
1,331,663	Term Loan, 8.40%, Maturing June 30, 2012	1,342,899
LB Pacific, L.P.
1,621,137	Term Loan, 7.72%, Maturing March 3, 2012	1,645,454
Lyondell-Citgo Refining, L.P.
3,438,750	Term Loan, 6.98%, Maturing May 21, 2007	3,447,347
Niska Gas Storage
195,152	Term Loan, 0.00%, Maturing May 13, 2011(2)	195,273
278,788	Term Loan, 8.75%, Maturing May 13, 2011	278,962
292,727	Term Loan, 8.75%, Maturing May 13, 2011	292,910
1,533,333	Term Loan, 8.75%, Maturing May 12, 2013	1,534,292
Petroleum Geo-Services ASA
2,643,375	Term Loan, 7.48%, Maturing December 16, 2012	2,659,071
Targa Resources, Inc.
1,855,000	Term Loan, 7.48%, Maturing October 31, 2007	1,859,637
1,410,000	Term Loan, 7.23%, Maturing October 31, 2012	1,421,750
2,522,325	Term Loan, 7.33%, Maturing October 31, 2012	2,543,344
Universal Compression, Inc.
1,138,505	Term Loan, 6.48%, Maturing February 15, 2012	1,146,332
		$27,583,443
Publishing — 5.6%
American Media Operations, Inc.
$1,000,000	Term Loan, 8.12%, Maturing January 31, 2013	$1,010,000

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Caribe Information Investments
$875,000	Term Loan, 7.45%, Maturing March 31, 2013	$882,109
CBD Media, LLC
3,769,188	Term Loan, 7.59%, Maturing December 31, 2009	3,822,586
Dex Media East, LLC
4,048,287	Term Loan, 6.60%, Maturing May 8, 2009	4,051,097
Dex Media West, LLC
3,634,848	Term Loan, 6.60%, Maturing March 9, 2010	3,639,392
Hanley-Wood, LLC
60,927	Term Loan, 0.00%, Maturing August 1, 2012(2)	61,244
514,073	Term Loan, 7.21%, Maturing August 1, 2012	516,750
Herald Media, Inc.
1,000,000	Term Loan, 10.85%, Maturing January 22, 2012	1,011,875
Liberty Group Operating, Inc.
1,476,209	Term Loan, 7.38%, Maturing February 28, 2012	1,485,159
Medianews Group, Inc.
556,387	Term Loan, 6.34%, Maturing August 25, 2010	557,546
Merrill Communications, LLC
5,468,221	Term Loan, 7.29%, Maturing May 15, 2011	5,518,633
Nebraska Book Co., Inc.
1,462,613	Term Loan, 7.63%, Maturing March 4, 2011	1,469,926
R.H. Donnelley Corp.
110,537	Term Loan, 6.32%, Maturing December 31, 2009	110,122
9,777,297	Term Loan, 6.46%, Maturing June 30, 2011	9,775,547
Source Media, Inc.
1,400,473	Term Loan, 7.21%, Maturing November 8, 2011	1,420,168
Xsys US, Inc.
2,004,256	Term Loan, 7.48%, Maturing December 31, 2013	2,023,297
2,031,126	Term Loan, 7.98%, Maturing December 31, 2014	2,060,578
		$39,416,029
Radio and Television — 7.1%
Adams Outdoor Advertising, L.P.
$3,536,960	Term Loan, 7.09%, Maturing November 18, 2012	$3,572,329
ALM Media Holdings, Inc.
1,178,920	Term Loan, 7.49%, Maturing March 5, 2010	1,180,886
Block Communications, Inc.
947,625	Term Loan, 6.98%, Maturing December 22, 2011	954,140
Cequel Communications, LLC
1,800,000	Term Loan, 0.00%, Maturing May 5, 2014(2)	1,800,000
3,275,000	Term Loan, 0.00%, Maturing May 5, 2014(2)	3,275,000
CMP KC, LLC
1,000,000	Term Loan, 9.31%, Maturing May 3, 2011	1,000,000
CMP Susquehanna Corp.
1,575,000	Term Loan, 7.31%, Maturing May 5, 2013	1,576,230

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
DirecTV Holdings, LLC
$3,993,333	Term Loan, 6.58%, Maturing April 13, 2013	$4,015,796
Emmis Operating Co.
1,197,716	Term Loan, 6.87%, Maturing November 10, 2011	1,202,487
Entravision Communications Corp.
1,467,625	Term Loan, 6.49%, Maturing September 29, 2013	1,473,893
Gray Television, Inc.
1,421,438	Term Loan, 6.49%, Maturing November 22, 2015	1,426,946
HIT Entertainment, Inc.
1,318,375	Term Loan, 7.42%, Maturing March 20, 2012	1,328,922
NEP Supershooters, L.P.
1,916,927	Term Loan, 12.98%, Maturing August 3, 2011	1,907,343
Nexstar Broadcasting, Inc.
2,032,995	Term Loan, 6.73%, Maturing October 1, 2012	2,039,348
2,022,164	Term Loan, 6.73%, Maturing October 1, 2012	2,028,483
NextMedia Operating, Inc.
137,769	Term Loan, 7.06%, Maturing November 15, 2012	138,630
309,984	Term Loan, 7.09%, Maturing November 15, 2012	311,921
PanAmSat Corp.
6,862,617	Term Loan, 6.90%, Maturing August 20, 2011	6,920,023
Patriot Media and Communications CNJ, LLC
600,000	Term Loan, 10.08%, Maturing October 4, 2013	613,219
Paxson Communcations Corp.
2,775,000	Term Loan, 8.32%, Maturing December 30, 2011	2,847,844
Rainbow National Services, LLC
3,564,000	Term Loan, 7.88%, Maturing March 31, 2012	3,600,011
Raycom TV Broadcasting, LLC
3,141,822	Term Loan, 6.50%, Maturing August 28, 2013	3,149,677
SFX Entertainment
1,571,063	Term Loan, 7.23%, Maturing June 21, 2013	1,578,263
Spanish Broadcasting System
997,481	Term Loan, 6.98%, Maturing June 11, 2012	1,003,092
Young Broadcasting, Inc.
808,888	Term Loan, 7.59%, Maturing November 3, 2012	807,876
		$49,752,359
Rail Industries — 0.9%
Kansas City Southern Railway Co.
$2,250,000	Term Loan, 6.89%, Maturing April 28, 2013	$2,254,923
Railamerica, Inc.
3,827,436	Term Loan, 7.25%, Maturing September 29, 2011	3,875,279
452,440	Term Loan, 7.25%, Maturing September 29, 2011	458,095
		$6,588,297

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) — 5.6%
Advance Stores Company, Inc.
$163,099	Term Loan, 6.56%, Maturing September 30, 2010	$163,812
96,956	Term Loan, 6.59%, Maturing September 30, 2010	97,380
Alimentation Couche-Tard, Inc.
3,608,628	Term Loan, 6.88%, Maturing December 17, 2010	3,649,976
American Achievement Corp.
1,726,543	Term Loan, 7.56%, Maturing March 25, 2011	1,735,176
Amscan Holdings, Inc.
1,600,000	Term Loan, 8.29%, Maturing December 23, 2012	1,614,333
Coinmach Laundry Corp.
3,896,066	Term Loan, 7.66%, Maturing December 19, 2012	3,943,956
FTD, Inc.
1,175,733	Term Loan, 7.31%, Maturing February 28, 2011	1,187,124
Harbor Freight Tools USA, Inc.
2,130,681	Term Loan, 6.92%, Maturing July 15, 2010	2,138,671
Home Interiors & Gifts, Inc.
2,787,402	Term Loan, 10.36%, Maturing March 31, 2011	2,545,826
Josten's Corp.
5,424,563	Term Loan, 7.07%, Maturing October 4, 2010	5,466,604
Mapco Express, Inc.
608,096	Term Loan, 7.69%, Maturing April 28, 2011	611,516
Mauser Werke GMBH & Co. KG
1,300,000	Term Loan, 7.52%, Maturing September 29, 2006	1,308,125
Movie Gallery, Inc.
1,095,442	Term Loan, 9.98%, Maturing April 27, 2011	1,060,610
Neiman Marcus Group, Inc.
1,020,570	Term Loan, 7.34%, Maturing April 5, 2013	1,030,457
Oriental Trading Co., Inc.
2,132,358	Term Loan, 7.25%, Maturing August 4, 2010	2,148,351
Rent-A-Center, Inc.
3,939,850	Term Loan, 6.47%, Maturing June 30, 2010	3,968,414
Savers, Inc.
639,413	Term Loan, 8.24%, Maturing August 4, 2009	643,010
1,500,000	Term Loan, 12.99%, Maturing August 4, 2010	1,522,500
Sears Canada, Inc.
1,000,000	Term Loan, 6.71%, Maturing December 22, 2012	1,008,125
Travelcenters of America, Inc.
3,431,400	Term Loan, 6.62%, Maturing November 30, 2008	3,457,136
		$39,301,102
Steel — 0.2%
Gibraltar Industries, Inc.
$972,563	Term Loan, 6.69%, Maturing December 8, 2010	$981,072

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Steel (continued)
John Maneely Co.
$550,000	Term Loan, 8.09%, Maturing March 25, 2013	$557,563
		$1,538,635
Surface Transport — 0.8%
Gainey Corp.
$850,000	Term Loan, 7.77%, Maturing April 20, 2012	$863,813
Horizon Lines, LLC
2,972,063	Term Loan, 7.34%, Maturing July 7, 2011	2,998,068
Sirva Worldwide, Inc.
1,819,506	Term Loan, 9.53%, Maturing December 1, 2010	1,785,390
		$5,647,271
Telecommunications — 5.2%
Alaska Communications Systems Holdings, Inc.
$1,105,000	Term Loan, 6.73%, Maturing February 1, 2012	$1,108,729
Cellular South, Inc.
1,322,405	Term Loan, 6.84%, Maturing May 4, 2011	1,333,150
Centennial Cellular Operating Co., LLC
4,594,820	Term Loan, 7.25%, Maturing February 9, 2011	4,629,282
Cincinnati Bell, Inc.
721,375	Term Loan, 6.59%, Maturing August 31, 2012	722,052
Consolidated Communications, Inc.
4,496,651	Term Loan, 6.78%, Maturing October 14, 2011	4,519,135
D&E Communications, Inc.
1,468,364	Term Loan, 7.12%, Maturing December 31, 2011	1,475,706
Fairpoint Communications, Inc.
3,235,000	Term Loan, 6.75%, Maturing February 8, 2012	3,237,022
Hawaiian Telcom Communications, Inc.
830,000	Term Loan, 7.23%, Maturing October 31, 2012	834,743
Intelsat, Ltd.
1,989,924	Term Loan, 6.75%, Maturing July 28, 2011	2,001,948
Iowa Telecommunications Services
688,000	Term Loan, 6.69%, Maturing November 23, 2011	691,440
IPC Acquisition Corp.
498,613	Term Loan, 7.60%, Maturing August 5, 2011	503,163
Madison River Capital, LLC
600,000	Term Loan, 7.26%, Maturing July 29, 2012	603,938
NTelos, Inc.
1,338,062	Term Loan, 7.35%, Maturing February 18, 2011	1,343,247
Qwest Corp.
4,000,000	Term Loan, 9.83%, Maturing June 30, 2007	4,081,752
Stratos Global Corp.
1,175,000	Term Loan, 7.73%, Maturing February 13, 2012	1,188,219

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Triton PCS, Inc.
$3,186,006	Term Loan, 8.35%, Maturing November 18, 2009	$3,211,892
Valor Telecom Enterprise, LLC
3,148,667	Term Loan, 6.75%, Maturing February 14, 2012	3,157,102
Westcom Corp.
832,649	Term Loan, 7.54%, Maturing December 17, 2010	837,332
1,000,000	Term Loan, 11.79%, Maturing May 17, 2011	1,013,875
		$36,493,727
Utilities — 3.4%
Astoria Generating Co.
$1,000,000	Term Loan, 8.69%, Maturing August 23, 2013	$1,017,125
Cellnet Technology, Inc.
626,893	Term Loan, 7.98%, Maturing April 26, 2012	637,080
Cogentrix Delaware Holdings, Inc.
737,927	Term Loan, 6.50%, Maturing April 14, 2012	740,771
Covanta Energy Corp.
1,092,683	Term Loan, 4.96%, Maturing May 27, 2013	1,094,959
783,018	Term Loan, 7.97%, Maturing May 27, 2013	784,649
800,000	Term Loan, 10.52%, Maturing June 24, 2013	818,000
KGen, LLC
990,000	Term Loan, 7.60%, Maturing August 5, 2011	998,044
La Paloma Generating Co., LLC
328,255	Term Loan, 6.73%, Maturing August 16, 2012	331,168
26,143	Term Loan, 6.73%, Maturing August 16, 2012	26,375
55,738	Term Loan, 6.84%, Maturing August 16, 2012	56,232
LSP General Finance Co., LLC
42,424	Term Loan, 0.00%, Maturing April 14, 2013(2)	42,628
1,007,576	Term Loan, 6.84%, Maturing April 14, 2013	1,012,404
Mirant North America, LLC
1,221,938	Term Loan, 6.83%, Maturing January 3, 2013	1,224,229
NRG Energy, Inc.
8,850,000	Term Loan, 6.82%, Maturing February 1, 2013	8,896,763
2,050,000	Term Loan, 6.98%, Maturing February 1, 2013	2,060,730
Pike Electric, Inc.
2,014,042	Term Loan, 6.56%, Maturing July 1, 2012	2,017,818
546,758	Term Loan, 6.63%, Maturing December 10, 2012	547,784
Plains Resources, Inc.
676,424	Term Loan, 6.69%, Maturing July 23, 2010	678,960
Reliant Energy, Inc.
321,756	Term Loan, 7.47%, Maturing December 22, 2010	322,435
Wolf Hollow I L.P.
444,458	Term Loan, 7.19%, Maturing June 22, 2012	449,458

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
$450,000	Term Loan, 7.33%, Maturing June 22, 2012	$455,063
		$24,212,675
	Total Senior, Floating Rate Interests (identified cost $990,614,838)	$994,130,708
Corporate Bonds & Notes — 13.7%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.3%
Argo Tech Corp., Sr. Notes
$1,500	9.25%, 6/1/11	$1,582,500
DRS Technologies, Inc., Sr. Sub. Notes
90	7.625%, 2/1/18	91,350
Sequa Corp.
500	8.875%, 4/1/08	523,750
		$2,197,600
Automotive — 0.7%
Altra Industrial Motion, Inc.
$230	9.00%, 12/1/11	$233,450
Commercial Vehicle Group, Inc., Sr. Notes
110	8.00%, 7/1/13	108,625
Ford Motor Credit Co.
1,100	8.149%, 11/2/07	1,092,302
220	6.625%, 6/16/08	208,455
795	7.375%, 10/28/09	732,795
375	7.875%, 6/15/10	346,273
General Motors Acceptance Corp.
270	6.125%, 9/15/06	269,066
220	5.125%, 5/9/08	208,468
110	5.85%, 1/14/09	103,875
45	7.00%, 2/1/12	42,180
330	8.00%, 11/1/31	310,774
Keystone Automotive Operations, Inc., Sr. Sub. Notes
455	9.75%, 11/1/13	439,075
Tenneco Automotive, Inc., Series B
45	10.25%, 7/15/13	49,725
Tenneco Automotive, Inc., Sr. Sub. Notes
280	8.625%, 11/15/14	282,800
Visteon Corp.
85	7.00%, 3/10/14	70,762

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
Visteon Corp., Sr. Notes
$200	8.25%, 8/1/10	$187,000
		$4,685,625
Brokers / Dealers / Investment Houses — 0.1%
E*Trade Financial Corp., Sr. Notes
$15	8.00%, 6/15/11	$15,600
Residential Capital Corp., Sub. Notes, Variable Rate
545	6.898%, 4/17/09(5)	545,225
		$560,825
Building and Development — 0.5%
Collins & Aikman Floor Cover
$400	9.75%, 2/15/10	$401,000
General Cable Corp., Sr. Notes
130	9.50%, 11/15/10	140,887
Mueller Group, Inc., Sr. Sub. Notes
600	10.00%, 5/1/12	658,500
Mueller Holdings, Inc., Disc. Notes, (0.00% until 2009)
120	14.75%, 4/15/14	101,400
Nortek, Inc., Sr. Sub Notes
530	8.50%, 9/1/14	535,300
NTK Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
250	10.75%, 3/1/14	190,000
Panolam Industries International, Sr. Sub. Notes
325	10.75%, 10/1/13(5)	321,750
RMCC Acquisition Co., Sr. Sub. Notes
835	9.50%, 11/1/12(5)	872,575
Stanley-Martin Comm
90	9.75%, 8/15/15	80,100
		$3,301,512
Business Equipment and Services — 0.7%
Activant Solutions, Inc., Sr. Sub. Notes
$110	9.50%, 5/1/16(5)	$108,625
Affinion Group, Inc.
110	10.125%, 10/15/13(5)	114,400
Affinion Group, Inc., Sr. Sub. Notes
150	11.50%, 10/15/15(5)	153,375
Education Management LLC 144A
310	8.75%, 6/1/14(5)	311,550
330	10.25%, 6/1/16(5)	334,125
Hydrochem Industrial Services, Inc., Sr. Sub Notes
100	9.25%, 2/15/13(5)	100,000

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
Knowledge Learning Center, Sr. Sub. Notes
$180	7.75%, 2/1/15(5)	$171,675
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
1,040	9.875%, 8/15/11	1,086,800
Safety Products Holdings, Inc., Sr. Notes (PIK)
298	11.75%, 1/1/12	298,834
Sungard Data Systems, Inc., Sr. Notes
445	9.125%, 8/15/13(5)	468,919
Sungard Data Systems, Inc., Sr. Notes, Variable Rate
110	9.431%, 8/15/13(5)	116,325
Sungard Data Systems, Inc., Sr. Sub. Notes
240	10.25%, 8/15/15(5)	252,000
United Rentals North America, Inc.
35	6.50%, 2/15/12	33,775
United Rentals North America, Inc., Sr. Sub. Notes
1,000	7.75%, 11/15/13	985,000
670	7.00%, 2/15/14	633,150
Xerox Corp.
220	9.75%, 1/15/09	238,975
		$5,407,528
Cable and Satellite Television — 0.7%
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
$1,785	8.75%, 11/15/13	$1,733,681
CSC Holdings, Inc., Sr. Notes, Series B
115	7.625%, 4/1/11	116,150
Insight Communications, Sr. Disc. Notes
295	12.25%, 2/15/11	314,912
Kabel Deutschland GMBH
220	10.625%, 7/1/14(5)	236,500
UGS Corp.
2,320	10.00%, 6/1/12	2,528,800
		$4,930,043
Chemicals and Plastics — 1.1%
BCP Crystal Holdings Corp., Sr. Sub. Notes
$435	9.625%, 6/15/14	$479,587
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B, (0.00% until 2009)
1,004	10.50%, 10/1/14	795,670
Hexion U.S. Finance/Nova Scotia Finance
1,115	9.00%, 7/15/14	1,159,600
Ineos Group Holdings PLC
815	8.50%, 2/15/16(5)	766,100

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics (continued)
Nova Chemicals Corp., Sr. Notes Variable Rate
$215	8.405%, 11/15/13	$217,687
OM Group, Inc.
2,010	9.25%, 12/15/11	2,102,962
Polyone Corp., Sr. Notes
950	10.625%, 5/15/10	1,028,375
70	8.875%, 5/1/12	71,750
Rockwood Specialties Group, Sr. Sub. Notes
328	10.625%, 5/15/11	355,880
Solo Cup Co., Sr. Sub. Notes
630	8.50%, 2/15/14	570,150
		$7,547,761
Clothing / Textiles — 0.5%
Levi Strauss & Co., Sr. Notes
$920	12.25%, 12/15/12	$1,039,600
Levi Strauss & Co., Sr. Notes, Variable Rate
425	9.74%, 4/1/12	441,469
Oxford Industries, Inc., Sr. Notes
1,245	8.875%, 6/1/11	1,282,350
Perry Ellis International, Inc., Sr. Sub. Notes
205	8.875%, 9/15/13	205,000
Phillips Van-Heusen, Sr. Notes
50	7.25%, 2/15/11	50,250
Quiksilver, Inc.
45	6.875%, 4/15/15	42,750
Russell Corp.
245	9.25%, 5/1/10	256,025
		$3,317,444
Conglomerates — 0.2%
Amsted Industries, Inc., Sr. Notes
$1,000	10.25%, 10/15/11(5)	$1,085,000
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
180	7.491%, 6/15/12	182,700
		$1,267,700
Containers and Glass Products — 0.1%
Intertape Polymer US, Inc., Sr. Sub. Notes
$825	8.50%, 8/1/14	$779,625
		$779,625

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Ecological Services and Equipment — 0.1%
Aleris International, Inc.
$265	10.375%, 10/15/10	$290,837
238	9.00%, 11/15/14	248,115
Waste Services, Inc., Sr. Sub Notes
515	9.50%, 4/15/14	531,737
		$1,070,689
Electronic / Electric — 0.0%
Advanced Micro Devices, Inc., Sr. Notes
$138	7.75%, 11/1/12	$142,830
CPI Holdco, Inc., Sr. Notes, Variable Rate
110	10.56%, 2/1/15	113,850
Solectron Global Financial Ltd., Sr. Sub. Notes
65	8.00%, 3/15/16(5)	65,650
		$322,330
Equipment Leasing — 0.2%
Hertz Corp., Sr. Notes
$845	8.875%, 1/1/14(5)	$883,025
Hertz Corp., Sr. Sub. Notes
185	10.50%, 1/1/16(5)	201,187
		$1,084,212
Financial Intermediaries — 1.0%
Alzette, Variable Rate
$750	8.636%, 12/15/20(5)	$767,344
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	7.158%, 2/24/19(5)	763,146
Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,000	7.018%, 4/15/19(5)	1,009,410
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.118%, 1/15/19(5)	1,010,920
Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	10.36%, 3/8/17	1,030,300
Centurion CDO 9 Ltd., Series 2005-9A
750	9.35%, 7/17/19	762,675
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
1,000	7.41%, 7/27/16(5)	1,000,000
Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,000	6.98%, 3/21/17(5)	1,005,090
		$7,348,885

Principal Amount (000's omitted)	Security	Value
Food Products — 0.2%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, (0.00% until 2008)
$550	11.50%, 11/1/11	$467,500
Nutro Products, Inc., Sr. Notes, Variable Rate
85	9.23%, 10/15/13(5)	86,487
Nutro Products, Inc., Sr. Sub. Notes
130	10.75%, 4/15/14(5)	133,575
Pierre Foods, Inc., Sr. Sub. Notes
40	9.875%, 7/15/12	41,000
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
115	8.25%, 12/1/13	113,562
WH Holdings Ltd./WH Capital Corp., Sr. Notes
315	9.50%, 4/1/11	343,350
		$1,185,474
Food Service — 0.1%
EPL Finance Corp., Sr. Notes
$290	11.75%, 11/15/13(5)	$340,750
NPC International, Inc., Sr. Sub. Notes
240	9.50%, 5/1/14(5)	241,200
		$581,950
Food / Drug Retailers — 0.2%
General Nutrition Centers, Inc.
$105	8.625%, 1/15/11	$107,100
Jean Coutu Group (PJC), Inc., Sr. Sub. Notes
85	8.50%, 8/1/14	79,475
Rite Aid Corp.
385	7.125%, 1/15/07	387,406
675	6.125%, 12/15/08(5)	659,812
215	8.125%, 5/1/10	217,687
		$1,451,480
Forest Products — 0.3%
Abitibi-Consolidated, Inc.
$195	6.95%, 4/1/08	$193,050
JSG Funding PLC, Sr. Notes
365	9.625%, 10/1/12	382,337
NewPage Corp.
305	10.00%, 5/1/12	324,062
NewPage Corp., Variable Rate
200	11.399%, 5/1/12	218,500
Stone Container Corp.
40	7.375%, 7/15/14	36,000

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Stone Container Corp., Sr. Notes
$915	9.25%, 2/1/08	$967,612
		$2,121,561
Healthcare — 1.0%
Accellent, Inc.
$485	10.50%, 12/1/13	$512,887
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
325	10.00%, 2/15/15	347,750
CDRV Investors, Inc., Sr. Disc. Notes, (0.00% until 2010)
45	9.625%, 1/1/15	32,625
Encore Medical IHC, Inc.
305	9.75%, 10/1/12	311,100
Inverness Medical Innovations, Inc., Sr. Sub. Notes
550	8.75%, 2/15/12	547,250
Multiplan, Inc., Sr. Sub. Notes
270	10.375%, 4/15/16(5)	278,100
National Mentor, Inc.
250	9.625%, 12/1/12	283,125
Res-Care, Inc., Sr. Notes
220	7.75%, 10/15/13	221,650
Service Corp. International, Sr. Notes
440	7.50%, 6/15/17(5)	420,200
Tenet Healthcare Corp., Sr. Notes
305	6.50%, 6/1/12	275,644
45	9.50%, 2/1/15(5)	45,450
US Oncology, Inc.
390	9.00%, 8/15/12	410,475
1,840	10.75%, 8/15/14	2,044,700
Vanguard Health Holding Co. II, LLC, Sr. Sub. Notes
990	9.00%, 10/1/14	1,019,700
Ventas Realty L.P. / Capital Corp., Sr. Notes
155	7.125%, 6/1/15	157,131
VWR International, Inc., Sr. Sub. Notes
235	8.00%, 4/15/14	237,350
		$7,145,137
Home Furnishings — 0.0%
Fedders North America, Inc.
$15	9.875%, 3/1/14	$12,225
Steinway Musical Instruments, Sr. Notes
175	7.00%, 3/1/14(5)	172,813
		$185,038

Principal Amount (000's omitted)	Security	Value
Industrial Equipment — 0.2%
Case New Holland, Inc., Sr. Notes
$220	9.25%, 8/1/11	$234,850
655	7.125%, 3/1/14(5)	638,625
Chart Industries, Inc., Sr. Sub. Notes
215	9.125%, 10/15/15(5)	228,975
Thermadyne Holdings Corp., Sr. Sub. Notes
465	9.25%, 2/1/14	420,825
		$1,523,275
Leisure Goods / Activities / Movies — 0.6%
AMC Entertainment, Inc., Sr. Sub. Notes
$440	9.875%, 2/1/12	$443,300
AMC Entertainment, Inc., Variable Rate
65	9.42%, 8/15/10	67,438
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
220	12.50%, 4/1/13(5)	221,650
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
405	9.818%, 4/1/12(5)	407,531
Marquee Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
385	12.00%, 8/15/14	276,238
Samsonite Corp., Sr. Sub. Notes
1,035	8.875%, 6/1/11	1,084,163
Six Flags Theme Parks, Inc., Sr. Notes
580	8.875%, 2/1/10	580,000
415	9.625%, 6/1/14	411,888
Universal City Development Partners, Sr. Notes
385	11.75%, 4/1/10	422,538
Universal City Florida Holding, Sr. Notes, Variable Rate
525	9.899%, 5/1/10	544,688
		$4,459,434
Lodging and Casinos — 0.9%
CCM Merger, Inc.
$170	8.00%, 8/1/13(5)	$164,050
Chukchansi EDA, Sr. Notes, Variable Rate
310	8.78%, 11/15/12(5)	321,238
Galaxy Entertainment Finance
200	9.875%, 12/15/12(5)	210,000
Greektown Holdings, LLC, Sr. Notes
225	10.75%, 12/1/13(5)	239,625
Host Marriot L.P., Series O
35	6.375%, 3/15/15	33,513
Inn of the Mountain Gods, Sr. Notes
585	12.00%, 11/15/10	628,875

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Kerzner International Ltd., Sr. Sub. Notes
$1,255	6.75%, 10/1/15	$1,330,300
Majestic HoldCo, LLC, (0.00% until 2008)
150	0.00%, 10/15/11(5)	116,250
Majestic Star Casino, LLC
210	9.50%, 10/15/10	223,650
275	9.75%, 1/15/11(5)	284,625
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
110	8.00%, 4/1/12	113,300
OED Corp./Diamond Jo, LLC
125	8.75%, 4/15/12	126,406
San Pasqual Casino
345	8.00%, 9/15/13(5)	348,450
Trump Entertainment Resorts, Inc.
1,105	8.50%, 6/1/15	1,088,425
Tunica-Biloxi Gaming Authority, Sr. Notes
265	9.00%, 11/15/15(5)	276,594
Waterford Gaming, LLC, Sr. Notes
400	8.625%, 9/15/12(5)	426,000
Wynn Las Vegas, LLC
120	6.625%, 12/1/14	114,450
		$6,045,751
Nonferrous Metals / Minerals — 0.0%
Alpha Natural Resources, Sr. Notes
$90	10.00%, 6/1/12	$97,650
Novelis, Inc., Sr. Notes
110	7.75%, 2/15/15(5)	105,600
		$203,250
Oil and Gas — 0.5%
Allis-Chalmers Energy, Inc., Sr. Notes
$305	9.00%, 1/15/14(5)	$311,100
Aventine Renewable Energy, Variable Rate
110	10.91%, 12/15/11(5)	116,050
Clayton Williams Energy, Inc.
130	7.75%, 8/1/13	121,875
Copano Energy, LLC, Sr. Notes
75	8.125%, 3/1/16(5)	76,500
El Paso Corp.
245	9.625%, 5/15/12(5)	270,725
El Paso Production Holding Co.
280	7.75%, 6/1/13	287,000

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Encore Acquisition Co., Sr. Sub Notes
$175	7.25%, 12/1/17	$170,188
Giant Industries
90	8.00%, 5/15/14	91,575
Ocean Rig Norway AS, Sr. Notes
110	8.375%, 7/1/13(5)	116,738
Parker Drilling Co., Sr. Notes
110	9.625%, 10/1/13	121,275
Petrobras International Finance Co.
60	7.75%, 9/15/14	62,700
Semgroup L.P., Sr. Notes
290	8.75%, 11/15/15(5)	295,800
Transmontaigne, Inc., Sr. Sub. Notes
625	9.125%, 6/1/10	674,906
United Refining Co., Sr. Notes
630	10.50%, 8/15/12	661,500
VeraSun Energy Corp.
335	9.875%, 12/15/12(5)	361,800
Williams Cos., Inc. (The)
90	8.75%, 3/15/32	101,250
		$3,840,982
Publishing — 0.4%
American Media Operations, Inc., Series B
$700	10.25%, 5/1/09	$640,500
CBD Media, Inc., Sr. Sub. Notes
135	8.625%, 6/1/11	136,013
Houghton Mifflin Co., Sr. Sub. Notes
670	9.875%, 2/1/13	710,200
MediaNews Group, Inc., Sr. Sub. Notes
110	6.875%, 10/1/13	103,950
R.H. Donnelley Corp., Sr. Disc. Notes
235	6.875%, 1/15/13(5)	216,200
420	6.875%, 1/15/13(5)	386,400
R.H. Donnelley Corp., Sr. Notes
265	8.875%, 1/15/16(5)	267,650
		$2,460,913
Radio and Television — 0.6%
Advanstar Communications, Inc.
$1,115	10.75%, 8/15/10	$1,209,775
CanWest Media, Inc.
290	8.00%, 9/15/12	293,625

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Radio and Television (continued)
LBI Media, Inc.
$180	10.125%, 7/15/12	$193,725
Rainbow National Services, LLC, Sr. Notes
115	8.75%, 9/1/12(5)	122,475
Rainbow National Services, LLC, Sr. Sub. Debs.
1,470	10.375%, 9/1/14(5)	1,650,075
Sirius Satellite Radio, Sr. Notes
565	9.625%, 8/1/13	536,750
		$4,006,425
Rail Industries — 0.0%
TFM SA de C.V., Sr. Notes
$95	12.50%, 6/15/12	$105,450
		$105,450
Retailers (Except Food and Drug) — 0.5%
Affinity Group, Inc., Sr. Sub. Notes
$710	9.00%, 2/15/12	$706,450
Autonation, Inc., Variable Rate
150	7.044%, 4/15/13(5)	152,250
GSC Holdings Corp.
1,175	8.00%, 10/1/12(5)	1,175,000
GSC Holdings Corp., Variable Rate
410	8.865%, 10/1/11(5)	426,400
Neiman Marcus Group, Inc., Sr. Notes
540	9.00%, 10/15/15(5)	564,975
Neiman Marcus Group, Inc., Sr. Sub. Notes
285	10.375%, 10/15/15(5)	301,388
		$3,326,463
Steel — 0.1%
RathGibson, Inc., Sr. Notes
$475	11.25%, 2/15/14(5)	$511,813
		$511,813
Surface Transport — 0.3%
Horizon Lines, LLC
$1,808	9.00%, 11/1/12	$1,898,400
		$1,898,400
Telecommunications — 1.5%
AirGate PCS, Inc., Variable Rate
$120	8.827%, 10/15/11	$124,200
Alamosa Delaware, Inc., Sr. Notes
560	11.00%, 7/31/10	620,200

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes
$265	10.125%, 6/15/13	$286,863
Digicel Ltd., Sr. Notes
200	9.25%, 9/1/12(5)	211,000
Inmarsat Finance PLC
171	7.625%, 6/30/12	175,275
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate
545	9.614%, 1/15/12	555,219
Intelsat Ltd., Sr. Notes
1,330	5.25%, 11/1/08	1,276,800
LCI International, Inc., Sr. Notes
50	7.25%, 6/15/07	50,500
New Skies Satellites NV, Sr. Notes, Variable Rate
285	10.414%, 11/1/11	295,688
New Skies Satellites NV, Sr. Sub. Notes
540	9.125%, 11/1/12	580,500
Qwest Communications International, Inc.
15	7.50%, 11/1/08	15,038
110	7.25%, 2/15/11	109,450
1,990	7.50%, 2/15/14	1,980,050
Qwest Corp., Sr. Notes
505	7.625%, 6/15/15	516,363
Qwest Corp., Sr. Notes, Variable Rate
1,090	8.16%, 6/15/13	1,181,288
Rogers Wireless, Inc., Sr. Sub. Notes
45	8.00%, 12/15/12	46,519
Rogers Wireless, Inc., Variable Rate
1,617	8.035%, 12/15/10	1,675,616
UbiquiTel Operating Co., Sr. Notes
1,110	9.875%, 3/1/11	1,218,225
		$10,918,794
Utilities — 0.1%
Dynegy Holdings, Inc.
$220	8.375%, 5/1/16(5)	$220,000
430	7.625%, 10/15/26	384,850
Mirant North America, LLC, Sr. Notes
100	7.375%, 12/31/13(5)	99,250
NRG Energy, Inc., Sr. Notes
130	7.375%, 2/1/16	130,488
		$834,588
	Total Corporate Bonds & Notes (identified cost $94,973,111)	$96,627,957

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Convertible Bonds — 0.1%
Principle Amount (000's omitted)	Security	Value
$40,000	Amkor Technologies, Inc.	$40,000
345,000	L-3 Communications Corp.(5)	336,375
430,000	Nortel Networks Ltd.	409,038
	Total Convertible Bonds (identified cost, $798,651)	$785,413
Common Stocks — 0.1%
Shares	Security	Value
107	Crown Castle International Corp.(4)	$3,399
4,100	Gate Gourmet Contingent Units, Class E(3)(4)	0
41,248	Gate Gourmet Contingent Units, Class M(3)(4)	0
34,511	Trump Entertainment Resorts, Inc.(4)	750,442
	Total Common Stocks (identified cost, $428,757)	$753,841
Preferred Stocks — 0.0%
Shares	Security	Value
1,123	Chesapeake Energy Corp., 4.50%	$104,720
1,029	Crown Castle International Corp., (PIK)	56,080
	Total Preferred Stocks (identified cost, $158,110)	$160,800
Closed-End Investment Companies — 3.2%
Shares	Security	Value
162,500	Citigroup Investments Corporate Loan Fund, Inc.	$2,153,125
343,600	First Trust / Four Corners Senior Floating Rate Income Fund II	6,050,796
150,400	Floating Rate Income Strategies Fund II, Inc.	2,638,016
52,200	Floating Rate Income Strategies Fund, Inc.	909,324
505,500	ING Prime Rate Trust	3,563,826
147,040	Pioneer Floating Rate Trust	2,714,358
600,000	Van Kampen Senior Income Trust	4,890,000
	Total Closed-End Investment Companies (identified cost, $23,165,046)	$22,919,445

Miscellaneous — 0.0%
Shares	Security	Value
590,000	Trump Atlantic City(3)(4)	$22,715
	Total Miscellaneous (identified cost, $0)	$22,715

Time Deposits— 2.5%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$2,000,000	06/01/06	Investors Bank and Trust Company, Time Deposit	5.08%	$2,000,000
15,474,000	06/01/06	Societe Generale, Time Deposit	5.07%	15,474,000
Total Time Deposits (at amortized cost)				$17,474,000
Total Investments — 160.7% (identified cost $1,127,612,513)				$1,132,874,879
Less Unfunded Loan Commitments — (1.4)%				$(9,822,506)
Net Investments — 159.3% (identified cost $1,117,790,007)				$1,123,052,373
Other Assets, Less Liabilities — 2.4%				$17,259,961
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (61.7)%				$(435,137,625)
Net Assets Applicable to Common Shares — 100.0%				$705,174,709

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate as of May 31, 2006 of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust.

(4)  Non-income producing security.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the aggregate value of the securities is $27,221,480 or 3.9% of the Trust's net assets.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2006

Assets
Investments, at value (identified cost, $1,117,790,007)	$1,123,052,373
Cash	1,869,336
Cash segregated for swap contracts	3,300,000
Receivable for investments sold	3,139,711
Receivable for open swap contracts	19,105
Dividends and interest receivable	10,565,008
Prepaid expenses	58,815
Total assets	$1,142,004,348
Liabilities
Payable for investments purchased	$998,055
Payable to affiliate for investment advisory fees	534,028
Payable to affiliate for Trustees' fees	3,765
Accrued expenses	156,166
Total liabilities	$1,692,014
Auction preferred shares (17,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	435,137,625
Net assets applicable to common shares	$705,174,709
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 37,294,271 shares issued and outstanding	$372,943
Additional paid-in capital	706,620,385
Accumulated net realized loss (computed on the basis of identified cost)	(8,520,304)
Accumulated undistributed net investment income	1,442,095
Net unrealized appreciation (computed on the basis of identified cost)	5,259,590
Net assets applicable to common shares	$705,174,709
Net Asset Value Per Common Share
($705,174,709 ÷ 37,294,271 common shares issued and outstanding)	$18.91

Statement of Operations

For the Year Ended
May 31, 2006

Investment Income
Interest	$74,906,277
Dividends	1,567,805
Total investment income	$76,474,082
Expenses
Investment adviser fee	$8,565,056
Trustees' fees and expenses	24,043
Preferred shares remarketing agent fee	1,087,499
Custodian fee	284,056
Printing and postage	129,416
Legal and accounting services	127,761
Transfer and dividend disbursing agent fees	66,567
Miscellaneous	113,366
Total expenses	$10,397,764
Deduct — Reduction of custodian fee	$15,233
Reduction of investment adviser fee	2,283,357
Total expense reductions	$2,298,590
Net expenses	$8,099,174
Net investment income	$68,374,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,166,530)
Swap contracts	75,590
Net realized loss	$(2,090,940)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,108,137
Swap contracts	53,323
Net change in unrealized appreciation (depreciation)	$5,161,460
Net realized and unrealized gain	$3,070,520
Distributions to preferred shareholders
From net investment income	$(17,268,274)
Net increase in net assets from operations	$54,177,154

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended May 31, 2006	Period Ended May 31, 2005(1)
From operations — Net investment income	$68,374,908	$40,571,237
Net realized loss from investment transactions and swaps contracts	(2,090,940)	(1,759,390)
Net change in unrealized appreciation (depreciation) from investments and swaps contracts	5,161,460	98,130
Distributions to preferred shareholders From net investment income	(17,268,274)	(7,709,780)
Net increase in net assets from operations	$54,177,154	$31,200,197
Distributions to common shareholders — From net investment income	$(51,727,154)	$(35,468,816)
Total distributions to common shareholders	$(51,727,154)	$(35,468,816)
Capital share transactions — Proceeds from sale of common shares	$—	$710,520,000 (2)
Reinvestment of distributions to common shareholders	—	1,701,517
Offering costs and preferred shares underwriting discounts	—	(5,328,189)
Net increase in net assets from capital share transactions	$—	$706,893,328
Net increase in net assets	$2,450,000	$702,624,709
Net Assets Applicable to Common Shares
At beginning of year	$702,724,709	$100,000
At end of year	$705,174,709	$702,724,709
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,442,095	$606,381

(1)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(2)  Proceeds from sale of shares net of sales load paid of $33,480,000.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2006(1)	2005(1)(2)
Net asset value — Beginning of year (Common shares)	$18.840	$19.100	(3)
Income (loss) from operations
Net investment income	$1.833	$1.101
Net realized and unrealized gain (loss)	0.087	(0.055)
Distributions to preferred shareholders From net investment income	(0.463)	(0.209)
Total income from operations	$1.457	$0.837
Less distributions to common shareholders
From net investment income	$(1.387)	$(0.952)
Total distributions to common shareholders	$(1.387)	$(0.952)
Preferred and Common shares offering costs charged to paid-in capital	$—	$(0.027)
Preferred Shares underwriting discounts	$—	$(0.118)
Net asset value — End of year (Common shares)	$18.910	$18.840
Market value — End of year (Common shares)	$17.950	$18.070
Total Investment Return on Net Asset Value(4)	8.50%	3.72	%(5)
Total Investment Return on Market Value(4)	7.38%	(0.52)	%(5)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2006(1)	2005(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$705,175	$702,725
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.15%	1.04	%(7)
Net expenses after custodian fee reduction(6)	1.15%	1.04	%(7)
Net investment income(6)	9.67%	6.26	%(7)
Portfolio Turnover	51%	100%
† The operating expenses of the Trust reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser.
Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.47%	1.33	%(7)
Expenses after custodian fee reduction(6)	1.47%	1.33	%(7)
Net investment income(6)	9.35%	5.97	%(7)
Net investment income per share	$1.772	$1.050
†† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Net expenses	0.71%	0.70	%(7)
Net expenses after custodian fee reduction	0.71%	0.70	%(7)
Net investment income	5.99%	4.24	%(7)
† The operating expenses of the Trust reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser.
Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
Expenses	0.91%	0.90	%(7)
Expenses after custodian fee reduction	0.91%	0.90	%(7)
Net investment income	5.79%	4.04	%(7)
Senior Securities:
Total preferred shares outstanding	17,400	17,400
Asset coverage per preferred share(8)	$65,535	$65,396
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust, which was organized as a Massachusetts business trust on April 28, 2004, seeks to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Trust pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts and options thereon listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

computation). The Trust may rely on an independent fair valuation service in making any such adjustment as to the value of foreign equity securities.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At May 31, 2006, the Trust, for federal income tax purposes, had a capital loss carryover of $6,751,410 which will reduce the Trust's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on May 31, 2013 ($1,477,364) and May 31, 2014 ($5,274,046).

Additionally, at May 31, 2006, the Trust had net capital losses of $115,148 attributable to security transactions incurred after October 31, 2005. These are treated as arising on the first day of the Trust's following taxable year.

D  Investment Transactions — Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Trust in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statements of Operations.

H  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Trust is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Trust's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Trust's policies on investment valuations discussed above. If an option which the Trust has purchased expires on the stipulated expiration date, the Trust will realize a loss in the amount of the cost of the option. If the Trust enters into a closing sale transaction, the Trust will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Trust exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Trust exercises a call option, the cost of the security which the Trust purchases upon exercise will be increased by the premium originally paid.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Trust.

If the Trust enters into a closing transaction, the Trust will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Trust's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

K  Reverse Repurchase Agreements — The Trust may enter into reverse repurchase agreements. Under such an agreement, the Trust temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Trust agrees to repurchase the security at an agreed-upon price and time in the future. The Trust may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Trust's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Trust. The securities underlying such agreements continue to be treated as owned by the Trust and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Trust under reverse repurchase agreements is accrued daily.

L  Total Return Swaps — The Trust may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Trust makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Trust is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Trust does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

M  Credit Default Swaps — The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

P  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Auction Preferred Shares

The Trust issued 3,480 shares of Auction Preferred Shares (APS) Series A, 3,480 shares of Auction Preferred Shares (APS) Series B, 3,480 shares of Auction Preferred Shares (APS) Series C, 3,480 shares of Auction Preferred Shares (APS) Series D, and 3,480 shares of Auction Preferred Shares (APS) Series E on September 16, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS Series A, Series B, and Series C, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividends on the APS Series D and Series E, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 28 days thereafter by an auction. Dividend rates ranged from 2.80% to 4.80% for Series A shares, 3.00% to 4.80% for Series B shares, 3.00% to 4.80% for Series C shares, 3.25% to 5.00% for Series D shares, and 3.30% to 5.00% for Series E shares.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven or twenty-eight days. The applicable dividend rate for the APS on May 31, 2006 was 4.80%, 4.60%, 4.70%, 5.00%, and 5.00%, for Series A, Series B, Series C, Series D, and Series E Shares, respectively. For the year ended May 31, 2006, the Trust paid dividends to APS amounting to $3,432,400, $3,397,799, $3,434,965, $3,526,290 and $3,476,820 for Series A, Series B, Series C, Series D, and Series E Shares, respectively, representing an average APS dividend rate for such period of 3.865%, 3.849%, 3.901%, 4.142%, and 4.106%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principals generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of the distributions declared for the year ended May 31, 2006 and for the period from June 29, 2004 to May 31, 2005 were as follows:

	Year Ended May 31, 2006	Period Ended May 31, 2005
Distributions declared from: Ordinary Income	$68,995,428	$43,178,596

During the year ended May 31, 2006, accumulated undistributed net investment loss was decreased by $1,456,234 and accumulated net realized loss was increased by $1,456,234 due to differences between book and tax accounting for investment transactions. This change had no effect on net assets or net asset value per share.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

At May 31, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$1,442,095
Unrealized gain	$3,605,844
Capital loss carryforwards	$(6,751,410)
Post October capital loss	$(115,148)

4  Investment Adviser Fee and Other Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Trust. EVM currently receives no compensation for providing administrative services to the Trust. The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Trust. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.75% annually of average daily gross assets of the Trust. For the year ended May 31, 2006, the advisory fee amounted to $8,565,056.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Trust for the first five full years of the Trust's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the year ended May 31, 2006, EVM waived $2,283,357 of its advisory fee.

Certain officers and Trustees of the Trust are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $562,736,579 and $571,870,743 respectively, for the year ended May 31, 2006

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended May 31,
	2006	2005(1)
Sales	—	37,205,000
Issued to shareholders electing to receive payments of distributions in Trust shares	—	89,271
Net increase	—	37,294,271

(1)  For the period from the start of business, June 29, 2004 to May 31, 2005.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Trust at May 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,119,443,753
Gross unrealized appreciation	$5,790,004
Gross unrealized depreciation	(2,181,384)
Net unrealized appreciation	$3,608,620

The net unrealized depreciation on swap contracts at May 31, 2006 on a federal income tax basis was $(2,776).

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at May 31, 2006 is as follows:

Credit Default Swaps
Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
1,300,000	USD	3/20/2009	Agreement with Lehman Brothers Special Financing, Inc. dated 9/24/2004 whereby the Trust will receive 2.30% per year times the notional amount. The Trust makes payment only upon a default event on underlying loan assets (13 in total, each representing 7.69% of the notional value of the swap).	$(6,457)
2,000,000	USD	3/20/2010	Agreement with Lehman Brothers Special Financing, Inc. dated 3/15/2005 whereby the Trust will receive 2.20% per year times the notional amount. The Trust makes payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	$3,681

At May 31, 2006, the Trust had sufficient cash segregated to cover potential obligations arising from open swap contracts.

9  Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 24, 2006. The following action was taken by the shareholders:

Item 1:  The election of William H. Park and Ronald A. Pearlman as Class II Trustees of the Trust for a three-year term expiring in 2009.

Nominee for Trustees	Number of Shares
Elected by All Shareholders	For	Withheld
William H. Park	29,672,566	385,904
Ronald A. Pearlman	29,656,551	401,919

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the "Trust"), including the portfolio of investments, as of May 31, 2006, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, June 29, 2004 to May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of May 31, 2006, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, June 29, 2004 to May 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 21, 2006

Eaton Vance Floating-Rate Income Trust as of May 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Trust designates 0% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature   Date

  Shareholder signature   Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2006, our records indicate that there are 45 registered shareholders and approximately 24,648 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Floating-Rate Income Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Fund, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 166 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	166	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	166	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	166	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	166	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center (since 1999).	166	None

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	166	None

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	166	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor.	166	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2004	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 68 registered investment companies and 5 private investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2004	Vice President of EVM and BMR. Officer of 166 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 166 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 166 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 24, 2006.

Eaton Vance Floating-Rate Income Trust

NOTICE TO SHAREHOLDERS

In approximately 60 days, the Floating-Rate Income Trust (the "Fund") intends to implement certain investment policy changes recently approved by the Fund's Board of Trustees. Specifically, the Board recently authorized the Fund to invest in foreign senior floating-rate loans ("Senior Loans") denominated in euros, British pounds, Swiss francs, and Canadian dollars (each an "Authorized Foreign Currency").

As a general matter, the Fund currently has the authority to invest its net assets in U.S. dollar denominated foreign Senior Loans. Under the new policy, the Fund may also invest up to 15% of its net assets in foreign Senior Loans denominated in an Authorized Foreign Currency. For all foreign Senior Loan investments denominated in an Authorized Foreign Currency, Eaton Vance currently intends to hedge against foreign currency fluctuations through the use of currency exchange contracts and other appropriate permitted hedging strategies.

The foregoing policy changes provide a number of important benefits to the Fund. Allowing the Fund to invest in foreign Senior Loans denominated in an Authorized Foreign Currency increases the Fund's investment universe, opens up new investment markets with similar risk/return characteristics, and allows for greater overall portfolio diversity.

In short, Eaton Vance Management believes allowing the Fund to invest in foreign Senior Loans denominated in an Authorized Foreign Currency provides significant benefits without materially increasing the Fund's overall risk profile.

To fully implement the foregoing policy changes, the Fund must also modify its current "80% policy," which requires the Fund to invest at least 80% of its total assets in interests in Senior Loans of domestic or foreign borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). This policy may only be changed upon 60 days advance notice to shareholders. Accordingly, on or around September 1, 2006, the 80% policy will be changed to include, in addition to U.S. dollar denominated foreign Senior Loans, foreign Senior Loans denominated in an Authorized Foreign Currency making payments in such Authorized Foreign Currency.

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Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

2224-7/06  CE-FLRINCSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2005 and May 31, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Floating Rate Income Trust

Fiscal Years Ended	05/31/05	05/31/06

Audit Fees	$66,380	$67,140

Audit-Related Fees(1)	$33,600	$3,640

Tax Fees(2)	$6,100	$6,405

All Other Fees(3)	$0	$0

Total	$106,080	$77,185

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)         All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended May 31, 2005 and the fiscal year ended May 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	05/31/05	05/31/06

Registrant	$39,700	$10,045

Eaton Vance(1)	$262,643	$90,600

Total	$302,343	$100,645

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Floating-Rate Income Fund

Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page, Swaffield and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Non-Investment Grade Bond Group. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$14,215.5	0	$0
Other Pooled Investment Vehicles	5	$3,198.1	5	$1,731.3
Other Accounts	3	$2,491.7	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$14,215.5	0	$0
Other Pooled Investment Vehicles	5	$3,198.1	5	$1,731.3
Other Accounts	3	$2,491.7	0	$0

Michael W. Weilheimer
Registered Investment Companies	6	$8,578.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$212.6	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$50,001-$100,000
Payson F. Swaffield	$50,001-$100,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 18, 2006

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 18, 2006